UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-22912

Dreyfus BNY Mellon Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2017

FORM N-CSR

Item 1.                         Reports to Stockholders.

Dreyfus Alternative Diversifier Strategies Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Alternative Diversifier Strategies Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Alternative Diversifier Strategies Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Alternative Diversifier Strategies Fund’s Class A shares produced a total return of 3.52%, Class C shares returned 2.86%, Class I shares returned 3.97%, and Class Y shares returned 4.01%.1 In comparison, the S&P 500® Index (the “Index”) returned 23.61% for the same period, and the Lipper Alternative Multi-Strategy Funds Index (the “Lipper Index”) produced a total return of 4.85% for the period.2,3

Global financial markets generally produced solidly positive total returns over the reporting period amid expectations of greater economic growth. The fund underperformed the Lipper Index, primarily due to its exposure to managed futures that are negatively correlated to stock market performance.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally allocates its assets across non-traditional or “alternative” asset classes and investment strategies. The fund is designed to complement and diversify traditional stock and bond portfolios. The fund uses a “fund-of-funds” approach in which we allocate assets among other investment companies (the underlying funds) that invest in asset classes and investment strategies that typically have had a low correlation to each other and to traditional equity and fixed-income asset classes. We currently intend to allocate the fund’s assets among underlying funds that employ the following alternative investment strategies: long/short equity strategies, absolute return hedge strategies, real estate-related strategies, commodities strategies, global macro strategies and managed futures strategies.

In May 2017, we liquidated the fund’s investments in Dreyfus Research Long/Short Fund, which ceased operations in July 2017, and moved those assets to Dreyfus Select Managers Long/Short Fund.

As of October 31, 2017, the fund held positions in nine underlying funds: AQR Managed Futures Strategy Fund, ASG Global Alternatives Fund, ASG Managed Futures Strategy Fund, DFA Commodity Strategy Portfolio, Dynamic Total Return Fund, Dreyfus Select Managers Long/Short Fund, Dreyfus Global Real Estate Securities Fund, Dreyfus Global Real Return Fund and BNY Mellon Absolute Insight Multi-Strategy Fund.

Economic and Political Developments Drove Markets Higher

Most global equity markets were reenergized after the U.S. presidential election in November 2016, when investors began to anticipate lower corporate taxes, reduced regulatory constraints on businesses, and increased infrastructure spending. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove several broad measures of stock market performance to new highs. Investors also responded positively to encouraging economic data in overseas markets.

Bonds generally produced more modestly positive returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth. Improving business fundamentals helped corporate-backed bonds perform particularly strongly.

Eight of Nine Strategies Produced Positive Results

Although the fund produced positive absolute returns during the reporting period, its performance compared to the Lipper Index was constrained by AQR Managed Futures Strategy Fund, which is designed to be negatively correlated to stock market performance. The strategy’s exposure to commodities was hurt by reversals in the agricultural, energy, and precious metals markets, and a net short position in fixed-income markets proved counterproductive when bonds rallied in 2017.

The fund achieved better relative results through its other underlying strategies. The Dreyfus Select Managers Long/Short Fund benefited from its long equity positions despite weakness among short positions in a rising market. Dreyfus Global Real Estate Securities Fund outperformed in all global property markets except Japan and Australia. Dynamic Total Return Fund was bolstered by its allocation to growth-oriented U.S. and

3

DISCUSSION OF FUND PERFORMANCE (continued)

international stocks, which more than offset mixed results from U.S. and foreign bonds. ASG Global Alternatives Fund achieved relatively strong returns from U.S. and emerging-market equities, but its fixed-income and commodities positions fared less well. ASG Managed Futures Strategy Fund was aided by long exposure to global equities, more than compensating for the impact of trend reversals in fixed-income and commodities markets. BNY Mellon Absolute Insight Multi-Strategy Fund overcame weakness in its currency strategy through strong results from its equity and credit strategies. Dreyfus Global Real Return Fund benefited from its equity exposures despite relatively ineffective hedging strategies. Finally, DFA Commodities Strategy Portfolio was bolstered by its futures contracts management and collateral management strategies.

Maintaining a Focus on Diversification

While the fund is designed to protect capital in sharply declining financial markets and its objective was out of favor during the sharply rising financial markets that prevailed during the reporting period, we remain committed to its strategy of cushioning the impact of market volatility through diversification into instruments with a low performance correlation to stocks and bonds. We have continued to monitor the performance of the fund, its underlying strategies, and market conditions, and we intend to make further adjustments as warranted.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

² Source: Lipper Inc. — The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. Investors cannot invest directly in any index.

3 Source: Factset — The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus. Bonds are subject generally to interest-rate, credit, liquidity, call, sector, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

Exposure to the commodities markets may subject the fund to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds. Investments linked to the prices of commodities are considered speculative. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of factors.

The underlying fund’s underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Alternative Diversifier Strategies Fund Class A shares, Class C shares, Class I shares and Class Y shares and S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index

† Source: Lipper Inc.

†† Source: Factset.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Alternative Diversifier Strategies Fund on 3/31/14 (inception date) to a $10,000 investment made in the S&P 500® Index and Lipper Alternative Multi-Strategy Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The S&P 500® Index is widely regarded as the best single gauge of large-cap U.S. equities. The Index includes 500 leading companies and captures approximately 80% coverage of available market capitalization. The Lipper Alternative Multi-Strategy Funds Index consists of funds that, by prospectus language, seek total returns through the management of several different hedge-like strategies. These funds are typically quantitatively driven to measure the existing relationship between instruments and in some cases to identify positions in which the risk-adjusted spread between these instruments represents an opportunity for the investment manager. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception		From
	Date	1 Year	Inception
Class A shares
with maximum sales charge (5.75%)	3/31/14	-2.46%	-0.75%
without sales charge	3/31/14	3.52%	0.89%
Class C shares
with applicable redemption charge†	3/31/14	1.86%	0.27%
without redemption	3/31/14	2.86%	0.27%
Class I shares	3/31/14	3.97%	1.26%
Class Y shares	3/31/14	4.01%	1.41%
S&P 500® Index	3/31/14	23.61%	11.59%††
Lipper Alternative Multi-Strategy Funds Index	3/31/14	4.85%	1.61%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Alternative Diversifier Strategies Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.62	$7.12	$1.84	$1.48
Ending value (after expenses)	$1,021.80	$1,017.80	$1,024.20	$1,024.10

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$3.62	$7.12	$1.84	$1.48
Ending value (after expenses)	$1,021.63	$1,018.15	$1,023.39	$1,023.74

† Expenses are equal to the fund’s annualized expense ratio of .71% for Class A, 1.40% for Class C, .36% for Class I and .29% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares		Value ($)
Registered Investment Companies - 99.0%
Alternative Investments - 33.5%
AQR Managed Futures Strategy Fund, Cl. I	3,247,367		29,453,619
ASG Global Alternatives Fund, Cl. Y	2,768,813	[a]	30,401,574
ASG Managed Futures Strategy Fund, Cl. Y	2,974,176		30,901,692
DFA Commodity Strategy Portfolio	1,445,702		8,645,298
Dynamic Total Return Fund, Cl. Y	3,539,771	[a,b]	60,317,694
			159,719,877
Domestic Equity - 34.5%
Dreyfus Select Managers Long/Short Fund, Cl. Y	12,845,626	[a,b,c]	164,809,381
Foreign Equity - 31.0%
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl. Y	3,736,321	[a,b]	47,189,731
Dreyfus Global Real Estate Securities Fund, Cl. Y	6,152,829	[b]	55,560,046
Dreyfus Global Real Return Fund, Cl. Y	3,132,357	[b]	45,387,852
			148,137,629
Total Investments (cost $459,319,864)	99.0%		472,666,887
Cash and Receivables (Net)	1.0%		4,860,756
Net Assets	100.0%		477,527,643

aNon-income producing security.
bInvestment in affiliated mutual fund.
cThe fund’s investment in the Dreyfus Select Managers Long/Short Fund, Cl. Y represents 34.5% of the fund’s net assets. The Dreyfus Select Managers Long/Short Fund seeks to provide long-term capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	34.5
Mutual Funds: Alternative	33.5
Mutual Funds: Foreign	31.0
99.0

† Based on net assets.

See notes to financial statements.

8

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16 ($)	Purchases ($)†	Sales ($)	Net Realized Gains (Loss) ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	51,372,342	2,444,167	7,545,996	(14,951)
Dreyfus Global Real Estate Securities Fund, Cl.Y	56,834,161	5,717,773	7,545,996	(363,759)
Dreyfus Global Real Return Fund, Cl.Y	50,198,904	3,794,221	7,545,997	(393,595)
Dreyfus Research Long/Short Equity Fund, Cl.Y	49,507,772	4,322,853	52,839,775	(2,532,654)
Dreyfus Select Managers Long/Short Fund, Cl.Y	152,717,752	30,868,240	26,424,847	(404,876)
Dynamic Total Return Fund, Cl.Y	52,414,851	12,733,887	7,962,620	208,624
Total	413,045,782	59,881,141	109,865,231	(3,501,211)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Absolute Insight Multi-Strategy Fund, Cl.Y	934,169	47,189,731	9.9	-
Dreyfus Global Real Estate Securities Fund, Cl.Y	917,867	55,560,046	11.7	3,273,606
Dreyfus Global Real Return Fund, Cl.Y	(665,681)	45,387,852	9.5	1,350,054
Dreyfus Research Long/Short Equity Fund, Cl.Y	1,541,804	-	-	2,311,962
Dreyfus Select Managers Long/Short Fund, Cl.Y	8,053,112	164,809,381	34.5	-
Dynamic Total Return Fund, Cl.Y	2,922,952	60,317,694	12.6	92,184
Total	13,704,223	373,264,704	78.2	7,027,806

† Includes reinvested dividend/distributions.
See notes to financial statements.

9

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	103,276,909	99,402,183
Affiliated issuers	356,042,955	373,264,704
Cash		5,018,688
Receivable for shares of Common Stock subscribed		10,476
Prepaid expenses		12,108
		477,708,159
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		107,966
Payable for shares of Common Stock redeemed		31,108
Accrued expenses		41,442
		180,516
Net Assets ($)		477,527,643
Composition of Net Assets ($):
Paid-in capital		472,441,958
Accumulated distributions in excess of investment income—net		(1,034,040)
Accumulated net realized gain (loss) on investments		(7,227,298)
Accumulated net unrealized appreciation (depreciation) on investments		13,347,023
Net Assets ($)		477,527,643

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	61,173	27,495	1,780,220	475,658,755
Shares Outstanding	4,835	2,187	140,322	37,337,203
Net Asset Value Per Share ($)	12.65	12.57	12.69	12.74

See notes to financial statements.

10

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	130,119
Affiliated issuers	3,775,594
Interest	10,926
Total Income	3,916,639
Expenses:
Management fee—Note 3(a)	1,204,850
Registration fees	62,690
Professional fees	55,729
Directors’ fees and expenses—Note 3(d)	34,499
Prospectus and shareholders’ reports	11,686
Loan commitment fees—Note 2	11,109
Custodian fees—Note 3(c)	7,251
Shareholder servicing costs—Note 3(c)	1,605
Distribution fees—Note 3(b)	207
Miscellaneous	21,726
Total Expenses	1,411,352
Less—reduction in expenses due to undertaking—Note 3(a)	(43)
Less—reduction in fees due to earnings credits—Note 3(c)	(7,286)
Net Expenses	1,404,023
Investment Income—Net	2,512,616
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Unaffiliated issuers	(2,654,687)
Affiliated issuers	(3,501,211)
Capital gain distributions on unaffiliated issuers	5,049
Capital gain distributions from affiliated issuers	3,252,212
Net Realized Gain (Loss)	(2,898,637)
Net unrealized appreciation (depreciation) on investments:
Unaffiliated issuers	5,474,776
Affiliated issuers	13,704,223
Net Unrealized Appreciation (Depreciation)	19,178,999
Net Realized and Unrealized Gain (Loss) on Investments	16,280,362
Net Increase in Net Assets Resulting from Operations	18,792,978

See notes to financial statements.

11

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	2,512,616	4,618,216
Net realized gain (loss) on investments	(2,898,637)	(2,488,206)
Net unrealized appreciation (depreciation) on investments	19,178,999	(8,263,274)
Net Increase (Decrease) in Net Assets Resulting from Operations	18,792,978	(6,133,264)
Distributions to Shareholders from ($):
Investment income—net:
Class A	(50)	(368)
Class I	(6,000)	(7,989)
Class Y	(2,797,963)	(5,191,550)
Total Distributions	(2,804,013)	(5,199,907)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	9,425	1,100
Class I	2,219,653	1,452,423
Class Y	60,400,248	142,705,270
Distributions reinvested:
Class A	30	219
Class I	5,167	7,439
Class Y	183,395	384,363
Cost of shares redeemed:
Class A	(11,685)	-
Class C	(6,065)	-
Class I	(1,821,945)	(736,004)
Class Y	(110,203,081)	(100,312,688)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(49,224,858)	43,502,122
Total Increase (Decrease) in Net Assets	(33,235,893)	32,168,951
Net Assets ($):
Beginning of Period	510,763,536	478,594,585
End of Period	477,527,643	510,763,536
Distributions in excess of investment income—net	(1,034,040)	(1,131,848)

12

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	766	89
Shares issued for distributions reinvested	3	18
Shares redeemed	(950)	-
Net Increase (Decrease) in Shares Outstanding	(181)	107
Class C
Shares redeemed	(497)	-
Net Increase (Decrease) in Shares Outstanding	(497)	-
Class Ia
Shares sold	178,678	117,919
Shares issued for distributions reinvested	425	603
Shares redeemed	(147,707)	(59,896)
Net Increase (Decrease) in Shares Outstanding	31,396	58,626
Class Ya
Shares sold	4,875,013	11,593,917
Shares issued for distributions reinvested	15,044	31,072
Shares redeemed	(8,909,527)	(8,110,570)
Net Increase (Decrease) in Shares Outstanding	(4,019,470)	3,514,419

[a]

During the period ended October 31, 2017, 166,551 Class Y shares representing $2,077,653 were exchanged for 167,210 Class I shares and during the period ended October 31, 2016, 110,554 Class Y shares representing $1,366,244 were exchanged for 110,954 Class I shares.

See notes to financial statements.

13

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.23	12.54	12.67	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	.06	.07	(.04)
Net realized and unrealized gain (loss) on investments	.42	(.30)	(.04)	.21
Total from Investment Operations	.43	(.24)	.03	.17
Distributions:
Dividends from investment income—net	(.01)	(.07)	(.16)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	(.01)	(.07)	(.16)	–
Net asset value, end of period	12.65	12.23	12.54	12.67
Total Return (%)[d]	3.52	(1.88)	.29	1.36[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	.82	.85	.86	1.02[g]
Ratio of net expenses to average net assets[f]	.75	.79	.80	.54 [g]
Ratio of net investment income (loss) to average net assets[f]	.07	.48	.58	(.53)[g]
Portfolio Turnover Rate	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	61	61	62	57

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not include the expenses of the underlying funds.
g Annualized.
See notes to financial statements.

14

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.22	12.54	12.64	12.50
Investment Operations:
Investment (loss)—net[b]	(.08)	(.02)	(.05)	(.10)
Net realized and unrealized gain (loss) on investments	.43	(.30)	.00[c]	.24
Total from Investment Operations	.35	(.32)	(.05)	.14
Distributions:
Dividends from investment income—net	–	–	(.05)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	–	–	(.05)	–
Net asset value, end of period	12.57	12.22	12.54	12.64
Total Return (%)[d]	2.86	(2.55)	(.37)	1.12[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[f]	1.41	1.44	1.59	2.16[g]
Ratio of net expenses to average net assets[f]	1.41	1.44	1.50	1.34[g]
Ratio of net investment (loss) to average net assets[f]	(.63)	(.16)	(.36)	(1.34)[g]
Portfolio Turnover Rate	16.45	20.39	16.73	.09[e]
Net Assets, end of period ($ x 1,000)	27	33	34	39

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Exclusive of sales charge.
e Not annualized.
f Amounts do not include the expenses of the underlying funds.
g Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.27	12.58	12.70	12.50
Investment Operations:
Investment income (loss)—net[b]	.05	.10	.03	(.05)
Net realized and unrealized gain (loss) on investments	.43	(.28)	.02	.25
Total from Investment Operations	.48	(.18)	.05	.20
Distributions:
Dividends from investment income—net	(.06)	(.13)	(.17)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	(.06)	(.13)	(.17)	–
Net asset value, end of period	12.69	12.27	12.58	12.70
Total Return (%)	3.97	(1.44)	.45	1.60[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.35	.37	.43	1.06[f]
Ratio of net expenses to average net assets[e]	.35	.37	.41	.52 [f]
Ratio of net investment income (loss) to average net assets[e]	.43	.79	.23	(.51) [f]
Portfolio Turnover Rate	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	1,780	1,336	633	119

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

16

	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.32	12.63	12.71	12.50
Investment Operations:
Investment income (loss)—net[b]	.06	.11	.13	(.03)
Net realized and unrealized gain (loss) on investments	.43	(.28)	(.03)	.24
Total from Investment Operations	.49	(.17)	.10	.21
Distributions:
Dividends from investment income—net	(.07)	(.14)	(.18)	–
Dividends from net realized gain on investments	–	–	(.00)[c]	–
Total Distributions	(.07)	(.14)	(.18)	–
Net asset value, end of period	12.74	12.32	12.63	12.71
Total Return (%)	4.01	(1.39)	.82	1.68[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.29	.30	.31	.36[f]
Ratio of net expenses to average net assets[e]	.29	.30	.31	.36[f]
Ratio of net investment income (loss) to average net assets[e]	.52	.92	.99	(.36)[f]
Portfolio Turnover Rate	16.45	20.39	16.73	.09[d]
Net Assets, end of period ($ x 1,000)	475,659	509,333	477,866	373,341

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Amounts do not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

17

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Alternative Diversifier Strategies Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

18

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A and 2,000 Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

19

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Registered Investment Companies†	472,666,887	-	-	472,666,887

† See Statement of Investments for additional detailed categorizations.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

20

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $2,351,382 and unrealized appreciation $8,471,107. In addition, the fund deferred for tax purposes late year ordinary losses of $1,034,040 to the first day of the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. The fund has $835,558 of short-term capital losses and $1,515,824 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $2,804,013 and $5,199,907, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for short-term capital gain distributions from regulated investment company holdings, the fund increased accumulated undistributed investment income-net by $389,205 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

21

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of 1.35% applied to the portion of the fund’s average daily net assets allocated to direct investments in securities and .25% applied to that portion of the fund’s average daily net assets allocated to investments in other investment companies (underlying funds) and money market instruments (including cash and equivalents). Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .55% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking, amounted to $43 during the period ended October 31, 2017.

During the period ended October 31, 2017, the Distributor retained $75 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $207 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

22

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $152 and $69, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $1,022 for transfer agency services and $35 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $35.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $7,251 pursuant to the custody agreement. These fees were offset by earnings credits of $7,251.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

23

NOTES TO FINANCIAL STATEMENTS (continued)

$101,161, Distribution Plan fees $17, Shareholder Services Plan fees $19, Chief Compliance Officer fees $6,538 and transfer agency fees $244, which are offset against an expense reimbursement currently in effect in the amount of $13.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2017, amounted to $78,504,642 and $124,957,225, respectively.

At October 31, 2017, the cost of investments for federal income tax purposes was $464,195,780; accordingly, accumulated net unrealized appreciation on investments was $8,471,107, consisting of $18,573,227 gross unrealized appreciation and $10,102,120 gross unrealized depreciation.

24

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Alternative Diversifier Strategies Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statement of investments and investments in affiliated issuers as of October 31, 2017, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, the transfer agent of the underlying funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Alternative Diversifier Strategies Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

25

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $2,804,013 as ordinary income dividends paid during the year ended October 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns.

26

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

27

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

28

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

29

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

30

NOTES

31

NOTES

32

NOTES

33

For More Information

Dreyfus Alternative Diversifier Strategies Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DRNAX Class C: DRNCX Class I: DRNIX Class Y: DRYNX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6253AR1017

Dreyfus Emerging Markets Debt U.S. Dollar Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Emerging Markets Debt U.S. Dollar Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Markets Debt U.S. Dollar Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 30, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by primary portfolio managers Josephine Shea and Federico Garcia Zamora of Standish Mellon Asset Management Co., Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Emerging Markets Debt U.S. Dollar Fund’s Class A shares produced a total return of 8.09%, Class C shares returned 7.27%, Class I shares returned 8.38%, and Class Y shares returned 8.38%.1 In comparison, the fund’s benchmark, a customized blended index (the “Blended Index”), composed of 50% J.P. Morgan CEMB Index Broad (the “CEMB Index Broad”) and 50% J.P. Morgan EMB Index Global (the “EMB Index Global”) returned 6.18%, while the CEMB Index Broad and the EMB Index Global returned 6.45% and 5.89%, respectively, for the same period.2

U.S. dollar-denominated bonds across a variety of developing nations produced solidly positive returns over the reporting period when moderating long-term interest rates and muted inflation offset earlier market weakness stemming from expectations of greater economic growth and inflation. The fund outperformed the Blended Index, primarily due to favorable country allocations and security selections.

Effective November 29, 2017, the fund was liquidated and ceased operations.

The Fund’s Investment Approach

The fund seeks to maximize total return. To pursue its goal, the fund normally invests at least 80% of its net assets in emerging-market bonds and other debt instruments denominated in U.S. dollars, and in derivative instruments that provide investment exposure to such securities.

When choosing investments, we employ in-depth fundamental country and credit analysis. A “top-down” analysis of macroeconomics and financial and political variables guides country allocations, while a “bottom-up” analysis of the fundamental measures of an issuer’s creditworthiness guides securities selection. We also consider technical market factors and the global risk environment. We typically sell a security if we believe it is overvalued from a valuation standpoint, another sector becomes relatively more attractive, or we expect fundamentals to deteriorate.

Economic and Political Developments Drove Bond Markets

Longer-term interest rates rose sharply across many global markets in the weeks following the U.S. presidential election in November 2016, causing prices of U.S. government securities and other sovereign bonds to decline. Rates moved higher in response to expectations that a new presidential administration’s more business-friendly regulatory, tax, and fiscal policies would boost global economic growth and inflationary pressures.

Beginning in early 2017, evidence of stronger economic growth in both developed and emerging markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Federal Reserve Board implemented two more increases in the overnight federal funds rate over the first 10 months of the year. The Bank of England signaled to investors that it would raise rates for the first time in over a decade, and the European Central Bank indicated that it would begin to back away from its stimulative monetary policy. In contrast, long-term interest rates moderated over much of 2017, giving back much of the post-election spike when inflationary pressures remained muted and investors came to realize that some U.S. government policy reforms were far from certain.

In the developing world, financial markets advanced on the strength of growing corporate earnings, improving local economic conditions, and a weakening U.S. dollar. China experienced a sharp recovery from previous economic weakness, and oil-producing nations benefited from stabilizing energy prices. The Blended Index’s stronger markets for the reporting period included Iraq, Ukraine, and Argentina,

3

DISCUSSION OF FUND PERFORMANCE (continued)

while Qatar, Zambia, and Ghana lagged market averages. From a market sector perspective, corporate-backed bonds and quasi-sovereign bonds produced higher returns than sovereign bonds.

Country Allocation Strategy Bolstered Fund Results

The fund’s performance compared to the Blended Index benefited over the reporting period from our country allocation strategy, in which overweighted exposure to U.S. dollar-denominated bonds in Iraq and Ukraine fared especially well. An underweighted position in China also added value. The fund’s security selection strategy proved particularly effective in Mexico and Argentina, while relatively heavy exposure to Ukrainian warrants also supported relative performance.

Disappointments proved to be relatively mild during the reporting period. Most notably, overweighted exposure to Russian bonds and underweighted positions in Indonesia and Uruguay undermined relative results to a degree, as did unfavorable security selections in Brazil and other Latin American markets.

Emerging-Market Debt Remains Attractive

The global economy has continued to expand, yet inflationary pressures generally have remained subdued. In addition, demand for higher-yielding emerging-market bonds is expected to remain robust from investors seeking more competitive levels of current income than are available from bonds in developed markets. Therefore, despite the potential risks presented by rising interest rates in some countries, we remain optimistic regarding the prospects of U.S. dollar-denominated debt securities from the emerging markets.

November 30, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: FactSet — The J.P. Morgan CEMB Index Broad tracks U.S.-dollar-denominated debt issued by emerging-market corporations. The J.P. Morgan EMB Index Global tracks the total return for the U.S.-dollar-denominated emerging-market debt, including Brady bonds, Eurobonds, and loans. The Blended Index is a static blend of 50% J.P. Morgan CEMB Index Broad and 50% J.P. Morgan EMB Index Global. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks including exposure to changing political and economic conditions, and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

The fund may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance.

The fund is non-diversified, which means that the fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, the fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political, or regulatory occurrence than a diversified fund.

4

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Emerging Markets Debt U.S. Dollar Fund Class A shares, Class C shares, Class I shares and Class Y shares and the J.P. Morgan CEMB Index Broad, the J.P. Morgan EMB Index Global and an index comprised of 50% JP Morgan CEMB Index Broad and 50% JP Morgan EMB Index Global Index (the “Blended Index”)

† Source: Factset.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Emerging Markets Debt U.S. Dollar Fund on 12/3/14 (inception date) to a $10,000 investment made in the J.P. Morgan CEMB Index Broad, the J.P. Morgan EMB Index Global and the Blended Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The J.P. Morgan CEMB Index Broad tracks U.S. dollar-denominated debt issued by emerging market corporations. The J.P. Morgan EMB Index Global tracks the total return for the U.S. dollar-denominated emerging markets debt, including Brady bonds, Eurobonds and loans. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

5

FUND PERFORMANCE (continued)

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	From
			Inception
Class A shares
with maximum sales charge (4.50%)	12/3/14	3.24%	4.18%
without sales charge	12/3/14	8.09%	5.84%
Class C shares
with applicable redemption charge †	12/3/14	6.27%	5.04%
without redemption	12/3/14	7.27%	5.04%
Class I shares	12/3/14	8.38%	6.10%
Class Y shares	12/3/14	8.38%	6.09%
J.P. Morgan CEMB Index Broad	11/30/14	6.45%	5.74%	††
J.P. Morgan CEMB Index Global	11/30/14	5.89%	5.84%	††
Blended Index	11/30/14	6.18%	5.80%	††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purpose, the value of the index as of 11/30/14 is used as the beginning value on 12/3/14

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Markets Debt U.S. Dollar Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.65	$8.50	$3.36	$3.36
Ending value (after expenses)	$1,048.60	$1,044.70	$1,050.20	$1,050.20

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.58	$8.39	$3.31	$3.31
Ending value (after expenses)	$1,020.67	$1,016.89	$1,021.93	$1,021.93

† Expenses are equal to the fund’s annualized expense ratio of .90% for Class A, 1.65% for Class C, .65% for Class I and .65% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

7

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.3%
Consumer Discretionary - 5.3%
Grupo Posadas, Gtd. Notes	7.88	6/30/22	540,000		573,480
Metalsa, Gtd. Notes	4.90	4/24/23	480,000		489,600
Myriad International Holdings, Gtd. Notes	5.50	7/21/25	200,000		217,473
Nemak, Sr. Unscd. Notes	5.50	2/28/23	200,000		206,260
Tupy Overseas, Gtd. Bonds	6.63	7/17/24	580,000		620,600
				2,107,413
Consumer Staples - .4%
Central American Bottling, Gtd. Notes	5.75	1/31/27	150,000	[b]	158,751
Energy - 10.0%
Cosan Luxembourg, Gtd. Notes	7.00	1/20/27	600,000	[b]	651,900
Oil & Gas Holding, Sr. Unscd. Notes	7.50	10/25/27	210,000	[b]	218,404
ONGC Videsh Vankorneft, Gtd. Notes	3.75	7/27/26	390,000		392,024
Orazul Energy, Gtd. Notes	5.63	4/28/27	200,000	[b]	197,500
Petrobras Global Finance, Gtd. Notes	6.25	3/17/24	785,000		843,757
Petrobras Global Finance, Gtd. Notes	6.75	1/27/41	210,000		212,100
Petrobras Global Finance, Gtd. Notes	5.63	5/20/43	130,000		117,293
Petroleos del Peru, Sr. Unscd. Notes	4.75	6/19/32	200,000	[b]	204,940
Petroleos del Peru, Sr. Unscd. Notes	5.63	6/19/47	200,000	[b]	211,040
RAS Laffan II, Sr. Scd. Bonds	5.30	9/30/20	586,260		607,811
Ras Laffan Liquefied Natural Gas, Sr. Scd. Bonds	6.33	9/30/27	300,000		346,200
				4,002,969
Financials - 8.7%
Akbank, Sr. Unscd Notes	5.13	3/31/25	400,000		388,681
BBVA Bancomer, Jr. Sub. Notes	7.25	4/22/20	220,000		240,141

8

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.3% (continued)
Financials - 8.7% (continued)
BGEO Group, Sr. Unscd. Bonds		6.00	7/26/23	580,000		598,262
BGEO Group, Sr. Unscd. Bonds		6.00	7/26/23	200,000	[b]	206,297
Brazilian Development Bank, Sr. Unscd. Notes		4.75	5/9/24	380,000	[b]	384,864
MDC, Gtd. Notes		3.00	4/19/24	580,000		574,956
Tengizchevroil Finance Co. International, Gtd. Bonds		4.00	8/15/26	200,000		197,181
Turkiye Vakiflar Bankasi, Sr. Unscd. Notes		5.50	10/27/21	200,000	[b]	201,067
Ziraat Bankasi, Sr. Unscd Notes		4.75	4/29/21	300,000		299,368
Ziraat Bankasi, Sr. Unscd Notes		5.13	9/29/23	390,000	[b]	383,692
					3,474,509
Foreign/Governmental - 47.6%
Argentine Government, Sr. Unscd. Bonds		7.50	4/22/26	200,000		226,500
Argentine Government, Sr. Unscd. Bonds		6.88	1/26/27	330,000		360,360
Argentine Government, Sr. Unscd. Notes		7.13	6/28/17	240,000	[b]	246,840
Buenos Aires Province, Sr. Unscd Notes		7.88	6/15/27	550,000	[b]	611,050
Buenos Aires Province, Unscd. Bonds, 3 Month BADLAR + 3.83%	ARS	24.50	5/31/22	3,169,000	[c]	183,944
City of Buenos Aires Argentina, Unscd. Bonds, 3 Month BADLAR + 3.25%	ARS	23.77	3/29/24	6,350,000	[c]	355,277
Colombian Government, Bonds		2.63	3/15/23	200,000		196,575
Comision Federal de Electricidad, Sr. Unscd. Notes		5.75	2/14/42	340,000		357,425
Development Bank of Kazakhstan, Sr. Unscd. Notes		4.13	12/10/22	380,000		387,605
Ecopetrol, Sr. Unscd. Notes		4.13	1/16/25	200,000		201,600
Ecopetrol, Sr. Unscd. Notes		5.38	6/26/26	180,000		192,834
Ecopetrol, Sr. Unscd. Notes		5.88	5/28/45	310,000		307,675
Ecuadorian Government, Sr. Unscd Notes		9.63	6/2/27	200,000		215,500

9

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.3% (continued)
Foreign/Governmental - 47.6% (continued)
Ecuadorian Government, Sr. Unscd Notes	8.88	10/23/27	200,000	[b]	204,308
Ecuadorian Government, Sr. Unscd. Bonds	10.75	3/28/22	200,000		226,500
Ecuadorian Government, Sr. Unscd. Notes	9.63	6/2/27	250,000	[b]	269,375
Egyptian Government, Sr. Unscd. Notes	8.50	1/31/47	280,000		317,278
El Salvadorian Government, Sr. Unscd Notes	5.88	1/30/25	110,000		109,175
Export Credit Bank of Turkey, Sr. Unscd. Notes	5.38	10/24/23	205,000	[b]	207,130
Ghanaian Government, Sr. Unscd. Bonds	8.13	1/18/26	200,000		217,593
Iraqi Government, Sr. Unscd. Bonds	6.75	3/9/23	440,000	[b]	441,991
Iraqi Government, Unscd. Bonds	5.80	1/15/28	140,000		132,281
Israel Electric, Sr. Scd. Bonds, Ser. 6	5.00	11/12/24	345,000		371,931
Ivory Coast Government, Sr. Unscd. Bonds	6.13	6/15/33	370,000	[b]	366,241
Jamaican Government, Sr. Unscd. Notes	8.00	3/15/39	150,000		187,688
Jordanian Government, Sr. Unscd Notes	6.13	1/29/26	200,000		207,580
Jordanian Government, Sr. Unscd Notes	5.75	1/31/27	1,010,000		1,012,107
KazMunayGas National, Sr. Unscd. Notes	5.75	4/30/43	400,000		408,120
Lebanese Government, Sr. Unscd Notes	6.25	11/4/24	205,000		198,340
Lebanese Government, Sr. Unscd. Notes	6.10	10/4/22	230,000		228,128
Mongolian Government, Sr. Unscd. Notes	10.88	4/6/21	200,000		235,346
Mongolian Government, Sr. Unscd. Notes	5.13	12/5/22	730,000		727,298
OCP Group, Sr. Unscd. Notes	6.88	4/25/44	400,000		452,400
Pakistani Government, Sr. Unscd. Notes	8.25	4/15/24	200,000		223,610
Pertamina, Sr. Unscd. Notes	5.63	5/20/43	400,000		439,024
Perusahaan Listrik Negara, Sr. Unscd. Notes	5.25	10/24/42	470,000		496,061

10

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.3% (continued)
Foreign/Governmental - 47.6% (continued)
Petroleos de Venezuela, Gtd. Bonds		6.00	5/16/24	270,000		75,600
Petroleos Mexicanos, Gtd. Bonds		5.50	6/27/44	255,000		231,004
Petroleos Mexicanos, Gtd. Notes		5.50	1/21/21	260,000		276,575
Petroleos Mexicanos, Gtd. Notes		4.50	1/23/26	100,000		98,840
Petroleos Mexicanos, Gtd. Notes		6.88	8/4/26	40,000		45,076
Petroleos Mexicanos, Gtd. Notes		6.75	9/21/47	215,000		222,138
Province of Cordoba, Sr. Unscd. Notes		7.13	6/10/21	170,000		183,836
Senegalese Government, Sr. Unscd. Bonds		6.25	7/30/24	830,000		894,748
Senegalese Government, Unscd. Notes		6.25	5/23/33	200,000	[b]	207,330
South African Government, Sr. Unscd. Notes		4.67	1/17/24	300,000		304,551
Sri Lankan Government, Sr. Unscd. Bonds		5.75	1/18/22	200,000	[b]	212,523
Sri Lankan Government, Sr. Unscd. Notes		6.20	5/11/27	790,000	[b]	841,072
Turkish Government, Sr. Unscd Notes		6.00	3/25/27	260,000		274,386
Turkish Government, Sr. Unscd Notes		5.75	5/11/47	200,000		191,050
Turkish Government, Sr. Unscd. Notes		6.88	3/17/36	200,000		220,707
Turkish Government, Sr. Unscd. Notes		4.88	4/16/43	200,000		172,981
Ukrainian Government, Sr. Unscd Notes		7.75	9/1/24	605,000		635,461
Ukrainian Government, Sr. Unscd Notes		7.38	9/25/32	585,000	[b]	577,890
Ukrainian Government, Sr. Unscd Notes		0.00	5/31/40	280,000	[d]	160,616
Ukrainian Government, Sr. Unscd. Notes		7.75	9/1/26	160,000		165,285
Uruguayan Government, Sr. Unscd. Bonds	UYU	8.50	3/15/28	8,955,000	[b]	311,875
Venezuelan Government, Sr. Unscd. Bonds		6.00	12/9/20	355,000		142,000
Vnesheconombank, Sr. Unscd Notes		5.94	11/21/23	340,000		370,363

11

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.3% (continued)
Foreign/Governmental - 47.6% (continued)
Vnesheconombank, Sr. Unscd. Notes	6.03	7/5/22	290,000		315,463
Vnesheconombank, Sr. Unscd. Notes	6.80	11/22/25	170,000		193,760
Zambian Government, Sr. Unscd. Notes	8.97	7/30/27	200,000		218,540
				19,066,360
Industrials - 8.1%
Atento Luxco 1, Sr. Scd. Notes	6.13	8/10/22	775,000	[b]	814,215
Elementia, Gtd. Notes	5.50	1/15/25	650,000		672,750
ENA Norte Trust, Pass Through Certificates	4.95	4/25/23	133,328		139,494
Rumo Luxembourg, Gtd. Notes	7.38	2/9/24	675,000	[b]	737,100
Sixsigma Networks Mexico, Gtd. Notes	8.25	11/7/21	580,000		613,350
Turkiye Sise ve Cam Fabrikalari, Sr. Unscd. Notes	4.25	5/9/20	250,000		253,622
				3,230,531
Materials - 8.4%
Celulosa Arauco y Constitucion, Sr. Unscd. Notes	5.50	11/2/47	300,000	[b]	302,850
Cementos Pacasmayo, Gtd. Notes	4.50	2/8/23	130,000		134,875
EQUATE Petrochemical, Gtd. Notes	4.25	11/3/26	495,000	[b]	509,850
Evraz Group, Sr. Unscd. Notes	5.38	3/20/23	200,000	[b]	206,810
MMC Norilsk Nickel, Sr. Unscd. Notes	6.63	10/14/22	435,000	[b]	489,760
Steel Funding, Sr. Unscd. Notes	4.50	6/15/23	260,000	[b]	269,581
Suzano Austria, Gtd. Notes	7.00	3/16/47	400,000	[b]	447,800
Suzano Austria, Gtd. Notes	7.00	3/16/47	200,000		223,900
Vedanta Resources, Sr. Unscd Notes	6.38	7/30/22	400,000		419,480
Vedanta Resources, Sr. Unscd. Notes	6.38	7/30/22	365,000	[b]	382,775
				3,387,681
Real Estate - .6%
Shimao Property Holdings, Gtd. Bonds	8.38	2/10/22	220,000		242,679

12

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 94.3% (continued)
Telecommunications - 3.5%
HTA Group, Gtd. Bonds	9.13	3/8/22	200,000		214,500
VEON Holdings, Gtd. Notes	5.95	2/13/23	200,000		217,102
VEON Holdings, Sr. Unscd. Bonds	4.95	6/16/24	220,000	[b]	225,667
VTR Finance, Sr. Scd. Notes	6.88	1/15/24	710,000		754,552
				1,411,821
Utilities - 1.7%
Aegea Finance, Gtd. Notes	5.75	10/10/24	205,000	[b]	211,375
KazTransGas, Gtd. Notes	4.38	9/26/27	260,000	[b]	257,379
Transelec, Sr. Unscd. Notes	3.88	1/12/29	200,000	[b]	199,500
				668,254
Total Bonds and Notes (cost $36,239,210)			37,750,968
			Shares
Other Investment - 3.2%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $1,280,499)			1,280,499	[e]	1,280,499
Total Investments (cost $37,519,709)			97.5%	39,031,467
Cash and Receivables (Net)			2.5%	1,007,880
Net Assets			100.0%	40,039,347

BADLAR—Buenos Aires Interbank Offer Rate

ARS—Argentine Peso

UYU—Uruguayan Peso

a Amount stated in U.S. Dollars unless otherwise noted above.
b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $12,370,742 or 30.9% of net assets.
c Variable rate security—rate shown is the interest rate in effect at period end.
d Zero coupon until a specified date at which time the stated coupon rate becomes effective until maturity.
e Investment in affiliated money market mutual fund.

13

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Mexico	10.1
Brazil	9.4
Turkey	6.5
Argentina	5.4
Russia	5.0
Ukraine	3.8
Money Market Investment	3.2
Chile	3.1
Kazakhstan	3.1
Jordan	3.1
Senegal	2.8
Sri Lanka	2.6
Mongolia	2.4
Qatar	2.4
Indonesia	2.3
Ecuador	2.3
Colombia	2.2
Luxembourg	2.0
Georgia	2.0
India	2.0
Peru	1.9
Austria	1.7
Netherlands	1.4
Iraq	1.4
South Africa	1.3
Kuwait	1.3
Morocco	1.1
Lebanon	1.1
Singapore	1.0
Israel	.9
Ivory Coast	.9
Egypt	.8
Uruguay	.8
Ireland	.7
China	.6
Pakistan	.6
Zambia	.6
Bahrain	.6

14

Portfolio Summary (Unaudited) †	Value (%)
Venezuela	.5
Ghana	.5
Mauritius	.5
Jamaica	.5
Guatemala	.4
Panama	.4
El Salvador	.3
97.5

† Based on net assets.

See notes to financial statements.

15

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	719,275	25,719,340	25,158,116	1,280,499	3.2	6,670

See notes to financial statements.

16

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	36,239,250	37,750,968
Affiliated issuers	1,280,499	1,280,499
Cash denominated in foreign currency	22,458	22,139
Receivable for investment securities sold		786,492
Dividends and interest receivable		579,717
Prepaid expenses		4,770
		40,424,585
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		9,774
Cash overdraft due to Custodian		23,800
Payable for investment securities purchased		299,124
Accrued expenses		52,540
		385,238
Net Assets ($)		40,039,347
Composition of Net Assets ($):
Paid-in capital		37,941,523
Accumulated undistributed investment income—net		230,364
Accumulated net realized gain (loss) on investments		356,057
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		1,511,403
Net Assets ($)		40,039,347

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	218,056	102,981	25,418,317	14,299,993
Shares Outstanding	16,940	8,000	1,976,070	1,112,570
Net Asset Value Per Share ($)	12.87	12.87	12.86	12.85

See notes to financial statements.

17

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest	2,277,014
Dividends from affiliated issuers	6,670
Total Income	2,283,684
Expenses:
Investment advisory fee—Note 3(a)	190,200
Professional fees	64,730
Registration fees	56,839
Custodian fees—Note 3(c)	8,801
Prospectus and shareholders’ reports	7,144
Directors’ fees and expenses—Note 3(d)	2,832
Shareholder servicing costs—Note 3(c)	2,344
Loan commitment fees—Note 2	902
Distribution fees—Note 3(b)	751
Miscellaneous	35,937
Total Expenses	370,480
Less—reduction in expenses due to undertaking—Note 3(a)	(120,722)
Less—reduction in fees due to earnings credits—Note 3(c)	(623)
Net Expenses	249,135
Investment Income—Net	2,034,549
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	1,069,811
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	(1,671)
Net Realized and Unrealized Gain (Loss) on Investments	1,068,140
Net Increase in Net Assets Resulting from Operations	3,102,689

See notes to financial statements.

18

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	2,034,549	1,592,180
Net realized gain (loss) on investments	1,069,811	94,987
Net unrealized appreciation (depreciation) on investments	(1,671)	2,239,084
Net Increase (Decrease) in Net Assets Resulting from Operations	3,102,689	3,926,251
Distributions to Shareholders from ($):
Investment income—net:
Class A	(12,388)	(6,545)
Class C	(4,729)	(3,784)
Class I	(1,420,363)	(1,179,672)
Class Y	(742,037)	(406,167)
Total Distributions	(2,179,517)	(1,596,168)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	21,898	113,092
Class I	2,200	-
Class Y	1,258,400	10,499,449
Distributions reinvested:
Class A	6,805	1,984
Class I	15	-
Class Y	736,286	401,366
Cost of shares redeemed:
Class A	(32,608)	(2,456)
Class I	(1,334)	-
Class Y	(78,989)	(482,717)
Increase (Decrease) in Net Assets from Capital Stock Transactions	1,912,673	10,530,718
Total Increase (Decrease) in Net Assets	2,835,845	12,860,801
Net Assets ($):
Beginning of Period	37,203,502	24,342,701
End of Period	40,039,347	37,203,502
Undistributed investment income—net	230,364	263,128

19

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	1,749	9,235
Shares issued for distributions reinvested	546	159
Shares redeemed	(2,545)	(204)
Net Increase (Decrease) in Shares Outstanding	(250)	9,190
Class I
Shares sold	175	-
Shares issued for distributions reinvested	1	-
Shares redeemed	(106)	-
Net Increase (Decrease) in Shares Outstanding	70	-
Class Y
Shares sold	100,890	919,264
Shares issued for distributions reinvested	59,182	33,111
Shares redeemed	(6,485)	(41,994)
Net Increase (Decrease) in Shares Outstanding	153,587	910,381

See notes to financial statements.

20

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.58	11.94	12.50
Investment Operations:
Investment income—net[b]	.65	.57	.43
Net realized and unrealized gain (loss) on investments	.33	.64	(.58)
Total from Investment Operations	.98	1.21	(.15)
Distributions:
Dividends from investment income―net	(.69)	(.57)	(.41)
Net asset value, end of period	12.87	12.58	11.94
Total Return (%)[c]	8.09	10.56	(1.28)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.31	1.31	1.75[e]
Ratio of net expenses to average net assets	.90	.90	.90[e]
Ratio of net investment income to average net assets	5.10	4.67	3.85[e]
Portfolio Turnover Rate	114.14	111.53	67.64[d]
Net Assets, end of period ($ x 1,000)	218	216	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

21

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.58	11.93	12.50
Investment Operations:
Investment income—net[b]	.54	.46	.34
Net realized and unrealized gain (loss) on investments	.34	.66	(.58)
Total from Investment Operations	.88	1.12	(.24)
Distributions:
Dividends from investment income―net	(.59)	(.47)	(.33)
Net asset value, end of period	12.87	12.58	11.93
Total Return (%)[c]	7.27	9.67	(1.91)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.98	2.05	2.49[e]
Ratio of net expenses to average net assets	1.65	1.65	1.65[e]
Ratio of net investment income to average net assets	4.35	3.85	3.10[e]
Portfolio Turnover Rate	114.14	111.53	67.64[d]
Net Assets, end of period ($ x 1,000)	103	101	95

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

22

	Year Ended October 31,
Class I Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.57	11.93	12.50
Investment Operations:
Investment income—net[b]	.67	.58	.46
Net realized and unrealized gain (loss) on investments	.34	.66	(.58)
Total from Investment Operations	1.01	1.24	(.12)
Distributions:
Dividends from investment income―net	(.72)	(.60)	(.45)
Net asset value, end of period	12.86	12.57	11.93
Total Return (%)	8.38	10.72	(.99)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	1.04	1.45[d]
Ratio of net expenses to average net assets	.65	.65	.65[d]
Ratio of net investment income to average net assets	5.35	4.85	4.10[d]
Portfolio Turnover Rate	114.14	111.53	67.64[c]
Net Assets, end of period ($ x 1,000)	25,418	24,840	23,572

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

23

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2017	2016	2015[a]
Per Share Data ($):
Net asset value, beginning of period	12.56	11.92	12.50
Investment Operations:
Investment income—net[b]	.67	.61	.41
Net realized and unrealized gain (loss) on investments	.34	.63	(.54)
Total from Investment Operations	1.01	1.24	(.13)
Distributions:
Dividends from investment income―net	(.72)	(.60)	(.45)
Net asset value, end of period	12.85	12.56	11.92
Total Return (%)	8.38	10.76	(1.05)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.97	1.01	1.46[d]
Ratio of net expenses to average net assets	.65	.65	.65[d]
Ratio of net investment income to average net assets	5.35	4.95	4.15[d]
Portfolio Turnover Rate	114.14	111.53	67.64[c]
Net Assets, end of period ($ x 1,000)	14,300	12,046	579

a From December 3, 2014 (commencement of operations) to October 31, 2015.
b Based on average shares outstanding.
c Not annualized.
d Annualized.
See notes to financial statements.

24

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Markets Debt U.S. Dollar Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Standish Mellon Asset Management Company LLC (“Standish”), a wholly-owned subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses

25

NOTES TO FINANCIAL STATEMENTS (continued)

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A shares and all of the outstanding Class C and Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

26

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in securities, excluding short-term investments (other than U.S. Treasury Bills), are valued each business day by an independent pricing service (the “Service”) approved by the the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are valued as determined by the Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

The Service is engaged under the general supervision of the Board.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar

27

NOTES TO FINANCIAL STATEMENTS (continued)

securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

Assets ($)	Level 1 Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities:
Corporate Bonds†	-	18,684,608	-	18,684,608
Foreign Government	-	19,066,360	-	19,066,360
Registered Investment Company	1,280,499	-	-	1,280,499

† See Statement of Investments for additional detailed categorizations.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses

28

from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2017, Dreyfus Yield Enhancement Strategies Fund, an affiliate of the fund, held 1,104,570 Class Y shares representing approximately 35% of the fund’s net assets.

(e) Risk: The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On October 31, 2017, the Board declared a cash dividend of $.054, $.046, $.055 and $.055 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on November 1, 2017, (ex-dividend date), to shareholders of record as of the close of business on October 31, 2017.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable

29

NOTES TO FINANCIAL STATEMENTS (continued)

provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $325,633, undistributed capital gains $372,090 and unrealized appreciation $1,400,101.

The tax character of distributions paid to shareholders during the fiscal period ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $2,179,517 and $1,596,168, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for amortization of premiums, foreign currency gains and losses and consent fees, the fund increased accumulated undistributed investment income-net by $112,204 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

30

NOTE 3—Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .50% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through November 29, 2017, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .65% of the value of the fund’s average daily net assets. The reduction in expenses, pursuant to the undertaking amounted to $120,722 during the period ended October 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Standish, Standish serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2017, the Distributor retained $8 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the

31

NOTES TO FINANCIAL STATEMENTS (continued)

period ended October 31, 2017, Class C shares were charged $751 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $569 and $250, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $1,485 for transfer agency services and $20 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $20.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $8,801

32

pursuant to the custody agreement. These fees were partially offset by earnings credits of $603.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $16,941, Distribution Plan fees $65, Shareholder Services Plan fees $68, custodian fees $1,788, Chief Compliance Officer fees $6,538 and transfer agency fees $72, which are offset against an expense reimbursement currently in effect in the amount of $15,698.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. At October 31, 2017, there were no redemption fees retained by the fund.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2017, amounted to $42,225,892 and $41,998,086, respectively.

At October 31, 2017, the cost of investments for federal income tax purposes was $37,631,051; accordingly, accumulated net unrealized appreciation on investments was $1,400,416, consisting of $1,682,538 gross unrealized appreciation and $282,122 gross unrealized depreciation.

NOTE 5—Plan of Liquidation:

On October 26, 2017, the Board approved a Plan of Liquidation (the “Plan”). The Plan provides for the liquidation of the fund, the pro rata distribution of the assets of the fund to its shareholders and the closing of fund shareholder accounts (the “Liquidation”). The Liquidation of the fund occurred on November 29, 2017. Accordingly, effective November 27, 2017, the fund is closed to any investments for new accounts.

33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Emerging Markets Debt U.S. Dollar Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Markets Debt U.S. Dollar Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 5 to the financial statements, the Fund was liquidated on November 29, 2017. Our opinion is not modified with respect to this matter.

New York, New York
December 22, 2017

34

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

35

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

37

OFFICERS OF THE FUND (Unaudited) (continued)

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

38

NOTES

39

NOTES

40

NOTES

41

For More Information

Dreyfus Emerging Markets Debt U.S. Dollar Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Standish Mellon Asset Management
Company LLC
BNY Mellon Center
201 Washington Street
Suite 2900
Boston, MA 02108-4408

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DMEAX Class C: DMMCX Class I: DMEIX Class Y: DMEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 4000AR1017

Dreyfus Global Emerging Markets Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Global Emerging Markets Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Global Emerging Markets Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by portfolio managers Robert Marshall-Lee, Naomi Waistell, and Sophia Whitbread, CFA, of Newton Investment Management (North America) Limited, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Global Emerging Markets Fund’s Class A shares produced a total return of 25.02%, Class C shares returned 24.07%, Class I shares returned 25.24%, and Class Y shares returned 25.27%.1 In comparison, the fund’s benchmark, the MSCI Emerging Markets Index (the “Index”), produced a total return of 26.45% for the same period.2

Emerging-market equities rose sharply during the reporting period, largely in response to improving commodity prices, favorable currency movements, and accelerating corporate earnings growth. The fund lagged the Index, mainly due to shortfalls in China and the Philippines.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation. To pursue its goal, the fund normally invests at least 80% of its net assets in common stocks and other equity securities of companies in emerging-market countries. The portfolio managers employ a fundamental, bottom-up investment process that emphasizes quality, return on capital employed, and governance. The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that the portfolio managers believe will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. The portfolio managers then identify specific companies using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved. Stock-specific performance is more important to the strategy than country or industry sector allocation and all investment decisions are based on optimizing risk versus reward with a 5+ year investment horizon rather than trying to outperform in every market environment.

Emerging Markets Rebounded in 2017

The reporting period began with lackluster market performance due to uncertainties regarding the impact of the U.S. presidential election on global trade and currency exchange rates. This led to late 2016 outperformance of banks and materials stocks on expectations of higher inflation and infrastructure investment under President Trump, which have since largely reversed. However, many emerging markets soon responded more positively to rebounding energy and commodity prices. While stocks in Mexico and China initially lagged market averages amid concerns regarding possible U.S. protectionism, they recovered when those worries waned.

The remainder of the reporting period saw significant gains for most emerging-market equities, which were supported by corporate earnings growth, a weakening U.S. dollar, and improving global and local economic conditions. China experienced explosive growth in the value of Internet-related stocks, while India, which briefly suffered in response to an

3

DISCUSSION OF FUND PERFORMANCE (continued)

unexpected demonetization in November 2016, rebounded in the ensuing months despite the imposition of a new goods and services tax. Brazil showed signs of recovery from a long recession, but political turmoil persists.

Fund Participated Substantially in Market Gains

The fund mildly trailed the Index over the reporting period, particularly early on when the Trump-driven rotation and Indian fears were negative for the fund positions, but its security selection and country allocation strategies enabled it to participate substantially in the market’s double-digit gains, not least as many of these market-rotation effects reversed. Chile represented the fund’s top-performing country, primarily stemming from strong results from fertilizer and lithium producer Sociedad Química y Minera. South Korean lithium battery manufacturer Samsung SDI fared well due to its exposure to technological innovations such as organic light-emitting diode (OLED) displays and batteries for electric vehicles. Vakrangee, an Indian retail point-of-sale distribution business for banking and e-commerce, also was a top performer. A lack of exposure to Brazil further supported relative results. From a market sector perspective, the consumer discretionary, materials, and information technology sectors contributed most positively to performance.

On the other hand, returns from the Philippines were constrained by political concerns and the prospect of higher U.S. interest rates, which overshadowed the fundamental strengths of the fund’s Philippine holdings. Positions in China also proved relatively disappointing, owing largely to weak performance from China Biologic Products, a blood plasma company. Other significant detractors included Amara Raja Batteries in India and underweighted exposure to Samsung Electronics in South Korea. Stock selections within the health care, industrials, and consumer staples sectors generally dampened relative performance over the reporting period.

Finding Ample Investment Opportunities

The growth outlook for the emerging markets remains mixed, with some countries and industries showing strong potential while others confront challenges. In addition, low bond yields, rich equity valuations in the United States, high global debt levels, and unsupportive demographics in many countries could weigh on economic conditions. Indeed, while improved growth in China has recently bolstered investor sentiment in the emerging markets, we remain aware that issues such as slowing credit growth and overinflated housing prices could re-emerge. Therefore, there may be more volatility in emerging-market returns in the near future, though the asset class continues to look like a very good value compared with other asset classes, which should be supportive.

In this environment, our investment themes have prompted us to focus on companies that tend to be consumer-exposed, particularly in countries with superior growth potential, such as India, as well as where the middle class is developing Western behavior, including China. We have particularly emphasized fundamental, company-specific characteristics such as sustainability of cash flows, marginal return on capital, growth prospects over five years, and

4

the direction of corporate governance. In our view, these criteria can help us identify attractive growth opportunities in faster-growing, younger, and less indebted economies. We continue to find excellent growth opportunities within the emerging-market universe, but find many unattractive exposures in the benchmark index, hence believe that a benchmark-agnostic approach can help to optimize rewards and reduce risk of permanent loss of capital.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect an undertaking for the absorption of certain fund expenses by The Dreyfus Corporation through March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI Emerging Markets Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Investors cannot invest directly in any index.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Emerging markets tend to be more volatile than the markets of more mature economies and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. The securities of companies located in emerging markets are often subject to rapid and large changes in price. An investment in this fund should be considered only as a supplement to a complete investment program for those investors willing to accept the greater risks associated with investing in emerging market countries.

Investing internationally involves special risks, including changes in currency exchange rates, political, economic, and social instability, a lack of comprehensive company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries than with more economically and politically established foreign countries.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Global Emerging Markets Fund Class A shares, Class C shares, Class I shares and Class Y shares, and the MSCI Emerging Markets Index (the “Index”)

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Global Emerging Markets Fund on 2/3/14 (inception date) to a $10,000 investment made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure equity market performance of emerging markets. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	2/3/14	17.81%	8.50%
without sales charge	2/3/14	25.02%	10.23%
Class C shares
with applicable redemption charge †	2/3/14	23.07%	9.41%
without redemption	2/3/14	24.07%	9.41%
Class I shares	2/3/14	25.24%	10.42%
Class Y shares	2/3/14	25.27%	10.55%
MSCI Emerging Markets Index	1/31/14	26.45%	7.44%	††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Index as of 1/31/14 is used as the beginning value on 2/3/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Global Emerging Markets Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.75	$10.79	$5.41	$5.41
Ending value (after expenses)	$1,143.30	$1,139.50	$1,144.60	$1,145.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$6.36	$10.16	$5.09	$5.09
Ending value (after expenses)	$1,018.90	$1,015.12	$1,020.16	$1,020.16

† Expenses are equal to the fund’s annualized expense ratio of 1.25% for Class A, 2.00% for Class C, 1.00% for Class I and 1.00% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares		Value ($)
Common Stocks - 95.1%
Chile - 4.6%
Sociedad Quimica y Minera de Chile, ADR	208,047		12,428,728
China - 24.4%
3SBio	4,552,500	[a,b]	8,146,346
51job, ADR	22,787	[b]	1,410,515
Alibaba Group Holding, ADR	59,051	[b]	10,917,939
Baidu, ADR	38,852	[b]	9,477,557
China Biologic Products Holdings	110,428	[b]	8,581,360
China Harmony New Energy Auto Holding	7,257,000	[b]	4,279,001
Ctrip.com International, ADR	74,924	[b]	3,588,110
Hollysys Automation Technologies	205,865		4,621,669
JD.com, ADR	28,758	[b]	1,079,000
TAL Education Group, ADR	115,322		3,171,355
Tencent Holdings	221,324		9,923,749
Yum China Holdings	28,541		1,151,629
			66,348,230
Georgia - .8%
BGEO Group	19,795		935,946
TBC Bank Group	58,415		1,328,231
			2,264,177
Hong Kong - 4.1%
AIA Group	1,469,400		11,056,193
India - 26.6%
Amara Raja Batteries	182,182		1,967,576
Edelweiss Financial Services	556,470		2,367,312
Glenmark Pharmaceuticals	223,656		2,131,737
Godrej Consumer Products	319,798		4,609,045
Hindustan Unilever	208,117		3,957,634
Indiabulls Housing Finance	548,742		10,339,799
ITC	1,945,549		7,973,510
Jubilant Foodworks	64,104		1,583,639
LIC Housing Finance	796,731		7,348,024
Maruti Suzuki India	79,492		10,030,570
PVR	207,665		4,420,329
Titan	198,716		1,933,991
Vakrangee	1,672,135		13,877,936
			72,541,102
Indonesia - .6%
Surya Citra Media	9,830,400		1,558,368

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 95.1% (continued)
Mexico - 4.4%
Fomento Economico Mexicano	403,373		3,513,885
Gentera	3,810,779		3,856,148
Grupo Aeroportuario del Centro Norte	778,100		3,930,731
Wal-Mart de Mexico	281,048		629,185
			11,929,949
Philippines - 4.1%
GT Capital Holdings	127,860		2,922,514
Metropolitan Bank & Trust	1,477,555		2,478,572
Security Bank	683,975		3,259,232
Universal Robina	915,090		2,534,777
			11,195,095
South Africa - 5.7%
Discovery	177,200		1,836,701
Naspers, Cl. N	51,539		12,557,818
Net 1 UEPS Technologies	137,063	[b]	1,251,385
			15,645,904
South Korea - 8.9%
LG Household & Health Care	3,869		4,064,634
Samsung Biologics	3,600	[a]	1,233,900
Samsung Electronics	2,360		5,801,259
Samsung SDI	71,234		13,097,875
			24,197,668
Taiwan - 4.8%
Catcher Technology	49,000		519,902
Taiwan Semiconductor Manufacturing	1,560,000		12,569,174
			13,089,076
Thailand - .8%
Taokaenoi Food & Marketing, Cl. F	2,877,700		2,230,607
United Kingdom - 5.3%
British American Tobacco	170,131		10,949,993
Unilever	62,395		3,538,117
			14,488,110
Total Common Stocks (cost $207,444,437)			258,973,207

10

Description	Shares		Value ($)
Other Investment - 4.5%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $12,288,407)	12,288,407	[c]	12,288,407
Total Investments (cost $219,732,844)	99.6%		271,261,614
Cash and Receivables (Net)	.4%		1,005,211
Net Assets	100.0%		272,266,825

ADR—American Depository Receipt

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $9,380,246 or 3.45% of net assets.
bNon-income producing security.
cInvestment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Consumer Goods	24.0
Technology	16.8
Financials	15.3
Consumer Services	14.9
Industrials	9.8
Health Care	7.4
Basic Materials	4.6
Money Market Investment	4.5
Financials	2.3
99.6

† Based on net assets.

See notes to financial statements.

11

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Company	Value 10/31/16 ($)	Purchases ($)	Sales ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	1,936,623	83,779,306	73,427,522	12,288,407	4.5	47,460

12

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Citigroup
British Pound	51,682	United States Dollar	68,172	11/1/17	469
Hong Kong Dollars	13,341	United States Dollar	1,710	11/1/17	-
State Street Bank and Trust Co
Hong Kong Dollars	3,563,640	United States Dollar	456,868	11/2/17	(73)
Mexican New Peso	9,535,105	United States Dollar	496,414	11/1/17	938
UBS
South African Rand	5,543,769	United States Dollar	392,051	11/2/17	46
Gross Unrealized Appreciation					1,453
Gross Unrealized Depreciation					(73)

See notes to financial statements.

13

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	207,444,437	258,973,207
Affiliated issuers	12,288,407	12,288,407
Cash		3,504,409
Cash denominated in foreign currency	211,513	211,790
Receivable for shares of Common Stock subscribed		1,345,695
Receivable for investment securities sold		169,710
Dividends receivable		67,025
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,453
Prepaid expenses		15,921
		276,577,617
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		195,431
Payable for investment securities purchased		4,023,027
Payable for shares of Common Stock redeemed		17,480
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		73
Accrued expenses		74,781
		4,310,792
Net Assets ($)		272,266,825
Composition of Net Assets ($):
Paid-in capital		232,922,940
Accumulated undistributed investment income—net		66,902
Accumulated net realized gain (loss) on investments		(12,251,377)
Accumulated net unrealized appreciation (depreciation) on investments and foreign currency transactions		51,528,360
Net Assets ($)		272,266,825

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	4,117,292	3,335,380	108,786,693	156,027,460
Shares Outstanding	231,468	192,606	6,080,182	8,684,667
Net Asset Value Per Share ($)	17.79	17.32	17.89	17.97

See notes to financial statements.

14

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $189,796 foreign taxes withheld at source):
Unaffiliated issuers	1,796,061
Affiliated issuers	47,460
Total Income	1,843,521
Expenses:
Management fee—Note 3(a)	1,245,985
Custodian fees—Note 3(c)	270,796
Professional fees	102,833
Registration fees	77,145
Shareholder servicing costs—Note 3(c)	39,403
Prospectus and shareholders’ reports	13,592
Directors’ fees and expenses—Note 3(d)	11,351
Distribution fees—Note 3(b)	6,242
Loan commitment fees—Note 2	4,216
Interest expense—Note 2	564
Miscellaneous	32,656
Total Expenses	1,804,783
Less—reduction in expenses due to undertaking—Note 3(a)	(173,547)
Less—reduction in fees due to earnings credits—Note 3(c)	(375)
Net Expenses	1,630,861
Investment Income—Net	212,660
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	745,341
Net realized gain (loss) on forward foreign currency exchange contracts	(2,607)
Net Realized Gain (Loss)	742,734
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	32,844,845
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,380
Net Unrealized Appreciation (Depreciation)	32,846,225
Net Realized and Unrealized Gain (Loss) on Investments	33,588,959
Net Increase in Net Assets Resulting from Operations	33,801,619

See notes to financial statements.

15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	212,660	60,426
Net realized gain (loss) on investments	742,734	(6,577,875)
Net unrealized appreciation (depreciation) on investments	32,846,225	14,083,182
Net Increase (Decrease) in Net Assets Resulting from Operations	33,801,619	7,565,733
Distributions to Shareholders from ($):
Investment income—net:
Class I	(764)	-
Class Y	(34,547)	-
Total Distributions	(35,311)	-
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	4,034,763	105,162
Class C	3,159,256	16,530
Class I	115,583,257	2,726,425
Class Y	42,614,392	33,048,148
Distributions reinvested:
Class I	685	-
Class Y	28,006	-
Cost of shares redeemed:
Class A	(472,077)	(788)
Class C	(33,069)	-
Class I	(15,617,090)	(443,039)
Class Y	(16,905,187)	(34,779,719)
Increase (Decrease) in Net Assets from Capital Stock Transactions	132,392,936	672,719
Total Increase (Decrease) in Net Assets	166,159,244	8,238,452
Net Assets ($):
Beginning of Period	106,107,581	97,869,129
End of Period	272,266,825	106,107,581
Undistributed investment income—net	66,902	32,296

16

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	240,788	7,741
Shares redeemed	(30,189)	(69)
Net Increase (Decrease) in Shares Outstanding	210,599	7,672
Class C
Shares sold	190,777	1,147
Shares redeemed	(2,016)	-
Net Increase (Decrease) in Shares Outstanding	188,761	1,147
Class Ia
Shares sold	6,853,168	190,944
Shares issued for distributions reinvested	53	-
Shares redeemed	(956,273)	(34,063)
Net Increase (Decrease) in Shares Outstanding	5,896,948	156,881
Class Ya
Shares sold	2,640,673	2,581,475
Shares issued for distributions reinvested	2,173	-
Shares redeemed	(1,145,170)	(2,758,218)
Net Increase (Decrease) in Shares Outstanding	1,497,676	(176,743)

[a]

During the period ended October 31, 2017, 7,251 Class Y shares representing $121,212 were exchanged for 7,281 Class I shares and during the period ended October 31, 2016, 5,495 Class I shares representing $65,127 were exchanged for 5,468 Class Y shares.

See notes to financial statements.

17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.24	13.15	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	(.03)	(.02)	(.01)	.02
Net realized and unrealized gain (loss) on investments	3.58	1.11	(1.77)	2.57
Total from Investment Operations	3.55	1.09	(1.78)	2.59
Distributions:
Dividends from investment income—net	—	—	(.04)	–
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	—	—	(.16)	–
Net asset value, end of period	17.79	14.24	13.15	15.09
Total Return (%)[c]	25.02	8.13	(11.80)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.55	1.82	1.82	2.35[e]
Ratio of net expenses to average net assets	1.28	1.53	1.60	1.60[e]
Ratio of net investment income (loss) to average net assets	(.17)	(.18)	(.05)	.20[e]
Portfolio Turnover Rate	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	4,117	297	174	120

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

18

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	13.96	12.99	15.01	12.50
Investment Operations:
Investment (loss)—net[b]	(.15)	(.13)	(.13)	(.05)
Net realized and unrealized gain (loss) on investments	3.51	1.10	(1.75)	2.56
Total from Investment Operations	3.36	.97	(1.88)	2.51
Distributions:
Dividends from investment income—net	—	—	(.02)	—
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	—	—	(.14)	—
Net asset value, end of period	17.32	13.96	12.99	15.01
Total Return (%)[c]	24.07	7.39	(12.51)	20.08[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.30	2.80	2.67	2.95[e]
Ratio of net expenses to average net assets	2.01	2.28	2.35	2.35[e]
Ratio of net investment (loss) to average net assets	(.94)	(.97)	(.96)	(.45)[e]
Portfolio Turnover Rate	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	3,335	54	35	46

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Annualized.
See notes to financial statements.

19

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.29	13.16	15.09	12.50
Investment Operations:
Investment income (loss)—net[b]	.01	(.03)	(.00)[c]	.66
Net realized and unrealized gain (loss) on investments	3.59	1.16	(1.76)	1.93
Total from Investment Operations	3.60	1.13	(1.76)	2.59
Distributions:
Dividends from investment income—net	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	(.00)[c]	—	(.17)	—
Net asset value, end of period	17.89	14.29	13.16	15.09
Total Return (%)	25.24	8.50	(11.68)	20.72[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.29	1.54	1.35	1.41[e]
Ratio of net expenses to average net assets	1.02	1.27	1.35	1.35[e]
Ratio of net investment income (loss) to average net assets	.07	(.24)	(.03)	2.86[e]
Portfolio Turnover Rate	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	108,787	2,618	347	784

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
See notes to financial statements.

20

	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	14.35	13.22	15.13	12.50
Investment Operations:
Investment income—net[b]	.03	.01	.02	.05
Net realized and unrealized gain (loss) on investments	3.59	1.12	(1.76)	2.58
Total from Investment Operations	3.62	1.13	(1.74)	2.63
Distributions:
Dividends from investment income—net	(.00)[c]	—	(.05)	—
Dividends from net realized gain on investments	—	—	(.12)	—
Total Distributions	(.00)[c]	—	(.17)	—
Net asset value, end of period	17.97	14.35	13.22	15.13
Total Return (%)	25.27	8.47	(11.51)	21.04[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.18	1.42	1.28	1.70[e]
Ratio of net expenses to average net assets	1.11	1.26	1.28	1.35[e]
Ratio of net investment income to average net assets	.17	.07	.13	.52[e]
Portfolio Turnover Rate	36.79	51.42	32.72	30.66[d]
Net Assets, end of period ($ x 1,000)	156,027	103,139	97,314	96,129

a From February 3, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Amount represents less than $.01 per share.
d Not annualized.
e Annualized.
See notes to financial statements.

21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Global Emerging Markets Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Newton Investment Management (North America) Limited (“Newton”), a wholly-owned subsidiary of BNY Mellon and affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses

22

(other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

23

NOTES TO FINANCIAL STATEMENTS (continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

24

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Foreign Common Stocks	258,973,207	—	—	258,973,207
Registered Investment Company	12,288,407	—	—	12,288,407
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	—	1,453	—	1,453
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts†	—	(73)	—	(73)

† Amount shown represents unrealized appreciation (depreciation) at period end.

At October 31, 2016, $142,626 of exchange traded foreign equity securities were classified within Level 2 of the fair value hierarchy pursuant to the fund’s fair valuation procedures. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

25

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2017, Dreyfus Diversified Emerging Markets Fund, an affiliate of the fund, held 4,425,130 Class Y shares representing approximately 29.2% of the fund’s net assets.

(e) Risk: Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

26

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,625,167, accumulated capital losses $10,403,130 and unrealized appreciation $46,121,848.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. The fund has $2,533,069 of short-term capital losses and $7,870,061 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: undistributed ordinary income $35,311 and $0, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency gains and losses, passive foreign investment companies and foreign capital gain taxes, the fund decreased accumulated undistributed investment income-net by $142,743 and increased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

27

NOTES TO FINANCIAL STATEMENTS (continued)

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $29,900 with a related weighted average annualized interest rate of 1.89%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus in place during the period ended October 31, 2017, the fund had agreed to pay a management fee at the annual rate of 1.00% of the value of the fund’s average daily net assets and is payable monthly. Effective May 1, 2017, pursuant to a revised management agreement with Dreyfus, the fund has agreed to pay a management fee at the annual rate of .75% of the value of the fund’s average daily net assets. Dreyfus had contractually agreed, from November 1, 2016 through April 30, 2017, to waive receipt of its fees and/or assume the direct expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceeded 1.25% of the value of the fund’s average daily net assets. Dreyfus has contractually agreed, from May 1, 2017 through March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses of Class A, C, I and Y shares (excluding certain expenses as described above) do not exceed 1.00% of the value of the fund’s average daily net assets. On or after March 1, 2018, Dreyfus may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking amounted to $173,547 during the period ended October 31, 2017.

Pursuant to a sub-investment advisory agreement between Dreyfus and Newton, Newton serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays

28

Newton a monthly fee at an annual percentage of the value of the fund’s average daily net assets. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $6,242 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $3,239 and $2,081, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial

29

NOTES TO FINANCIAL STATEMENTS (continued)

interest in the operation of or in any agreement related to the Distribution Plan and Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $2,114 for transfer agency services and $102 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $102.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $270,796 pursuant to the custody agreement. These fees were partially offset by earnings credits of $273.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $158,954, Distribution Plan fees $1,975, Shareholder Services Plan fees $1,505, custodian fees $111,881, Chief Compliance Officer fees $6,538 and transfer agency fees $9,322, which are offset against an expense reimbursement currently in effect in the amount of $94,744.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to certain exceptions, including redemptions made through use of the fund’s exchange privilege. During the period ended October 31, 2017, redemption fees charged and retained by the fund amounted to $9,244.

30

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended October 31, 2017, amounted to $173,949,762 and $53,150,651, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the

31

NOTES TO FINANCIAL STATEMENTS (continued)

counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	1,453	(73)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	1,453	(73)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	1,453	(73)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	Assets ($)
Citigroup	469		-	-	469
State Street Bank and Trust Company	938		(73)	-	865
UBS	46		-	-	46
Total	1,453		(73)	-	1,380

32

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral	Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	Liabilities ($)
State Street Bank and Trust Company	(73)		73	-	-
Total	(73)		73	-	-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Forward contracts	423,673

At October 31, 2017, the cost of investments for federal income tax purposes was $225,139,356; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $46,123,638, consisting of $57,887,115 gross unrealized appreciation and $11,763,477 gross unrealized depreciation.

33

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Global Emerging Markets Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments, investments in affiliated issuers and forward foreign exchange contracts, as of October 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Global Emerging Markets Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

34

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund elects to provide each shareholder with their portion of the fund’s income sourced from foreign countries and taxes paid from foreign countries. The fund reports the maximum amount allowable but not less than $1,986,514 as income sourced from foreign countries for the fiscal year ended October 31, 2017 in accordance with Section 853(c)(2) of the Internal Revenue Code and also the fund reports the maximum amount allowable but not less than $191,891 as taxes paid from foreign countries for the fiscal year ended October 31, 2017 in accordance with Section 853(a) of the Internal Revenue Code. Also, the fund designates the maximum amount allowable, but not less than $35,311 as ordinary income dividends paid during the fiscal year ended October 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Where required by federal tax rules, shareholders will receive notification of their proportionate share of foreign sourced income and foreign taxes paid for the 2017 calendar year with Form 1099-DIV which will be mailed in early 2018.

35

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

36

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

38

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

39

NOTES

40

NOTES

41

For More Information

Dreyfus Global Emerging Markets Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Sub-Investment Adviser

Newton Investment Management
(North America) Limited
160 Queen Victoria Street,
London, EC4V, 4LA, UK

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DGEAX Class C: DGECX Class I: DGIEX Class Y: DGEYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6243AR1017

Dreyfus Select Managers Long/Short Fund

ANNUAL REPORT October 31, 2017

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Select Managers Long/Short Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Select Managers Long/Short Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

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DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by the fund’s portfolio allocation managers, Christopher E. Crerend and Jeffrey A. Brozek of EACM Advisors LLC

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Select Managers Long/Short Fund’s Class A shares produced a total return of 4.80%, Class C shares returned 4.14%, Class I shares returned 5.26%, and Class Y shares returned 5.25%.1 In comparison, the fund’s benchmark, the HFRX Equity Hedge Index, produced a total return of 9.69%, and the MSCI ACWI Index (USD), a broad-based index, produced a total return of 23.20% for the same period.2,3 Because of several factors, including that the MSCI ACWI Index does not include short positions, we believe the HFRX Equity Hedge Index may be a more meaningful performance benchmark.

Stocks rallied strongly over the reporting period amid rising corporate earnings and improving economic conditions. The fund lagged the HFRX Equity Hedge Index, mainly due to its conservative exposure levels and security selection shortfalls among its long positions.

Effective November 4, 2016, Dreyfus terminated the sub-investment advisory agreement with Kingsford Capital Management, LLC. Effective May 5, 2017, Dreyfus terminated the sub-investment advisory agreement with Owl Creek Asset Management, L.P. Effective July 28, 2017, Dreyfus terminated the sub-investment advisory agreement with Pine River Capital Management L.P. Effective May 15, 2017, Dalton Investments LLC and Longhorn Capital Partners, L.P. became subadvisers to the fund.

The Fund’s Investment Approach

The fund seeks long-term capital appreciation with lower volatility than, and moderate correlation to, major equity market indices. The fund uses a “manager-of-managers” approach by selecting one or more experienced equity managers to serve as subadvisers to manage the fund’s assets. The fund allocates its assets among subadvisers that use long/short equity investment strategies that are not expected to have returns that are highly correlated to each other or major equity market indices. Each of the fund’s subadvisers acts independently of any other subadviser and uses its own methodology to select portfolio investments.

The fund normally invests in equity securities, typically common stocks, including securities issued by other investment companies, such as exchange-traded funds (ETFs). The fund expects to maintain significant short positions in equity securities and equity-related instruments, including derivative instruments and ETFs. Although the fund intends to maintain an overall long position in its investments, in certain circumstances, the fund’s short positions may approach or reach the size of the fund’s overall long position.

3

DISCUSSION OF FUND PERFORMANCE (continued)

Rising Corporate Earnings Drove Markets Higher

Equity markets were reenergized after the U.S. presidential election in November 2016, when investors began to anticipate lower corporate taxes, reduced regulatory constraints, and increased infrastructure spending. In early 2017, better-than-expected corporate earnings and encouraging global economic developments drove several broad measures of stock market performance to new highs. While concerns about the new U.S. administration’s ability to enact its pro-growth policy proposals slowed the market’s advance in the spring, equity markets quickly erased those losses, reaching new highs by the reporting period’s end. Growth stocks performed especially well in this environment, outpacing their value-oriented counterparts.

Conservative Posture, Security Selections Undermined Relative Results

Although the fund participated in the HFRX Equity Hedge Index’s gains, results were dampened by relatively low net long equity exposure in a steadily climbing market. In addition, conservative allocations among subadvisers and defensive security selections weighed on relative performance. Most notably, the fund held underweighted exposure to the more richly valued high flyers in the information technology sector, which led the market’s advance. The fund’s long holdings in the financials and health care sectors also lagged their respective sector averages.

On the short side, individual positions that hurt relative performance included videogame makers Activision Blizzard and Electronic Arts, glass producer Corning, airline Deutsche Lufthansa, global railcar lessor GATX, aircraft manufacturer Boeing, several banks in Canada and Hong Kong, and energy companies such as Anadarko Petroleum and Nabors Industries. Additionally, equity index hedges in certain country markets and economic sectors proved ineffective in the rising market.

The fund achieved better results from many of its individual long holdings. Top performers included consumer discretionary companies such as luxury goods purveyor LVMH Moët Hennessy Louis Vuitton, apparel seller PVH, and ski resorts operator Vail Resorts. In the information technology sector, storage specialist Western Digital, outsourced services provider Cognizant Technology Solutions, and several semiconductor manufacturers fared well. Among industrial companies, winners included shipper FedEx, European aircraft producer Airbus, and railroads CSX and Norfolk Southern. In the financials sector, Bank of America, JPMorgan Chase, insurer Allianz, and asset manager Affiliated Managers Group produced strong returns.

Exploiting a Global Opportunity Set

Although business conditions have remained sound, we currently see the potential for heightened market volatility as less accommodative monetary policies around the globe push interest rates higher. At the same time, exposure levels in the fund have increased as subadvisers look to take advantage of lower correlation levels among individual securities. We recently have placed greater emphasis on markets in Europe and Asia that

4

are in the earlier stages of economic recovery, and have tilted toward more value-oriented segments that appear attractive on a relative basis following the reporting period’s growth-led rally.

November 15, 2017

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Return figures provided reflect the absorption of certain fund expenses pursuant to an agreement by The Dreyfus Corporation in effect until March 1, 2018, at which time it may be extended, terminated, or modified. Had these expenses not been absorbed, the fund’s returns would have been lower. Past performance is no guarantee of future results.

2 Source: Lipper Inc. — The HFRX Equity Hedge Index maintains positions, both long and short, in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. Investors cannot invest directly in any index.

3 Source: Lipper Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. Investors cannot invest directly in any index.

Please note: the position in any security highlighted with italicized typeface was sold, or with respect to short positions in securities, closed, during the reporting period.

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Small and midsized companies carry additional risks because their earnings and revenues tend to be less predictable, and their share prices more volatile, than those of larger, more established companies.

The ability of the fund to achieve its investment goal depends on the ability to allocate effectively the fund’s assets among the subadvisers. There can be no assurance that the actual allocations will be effective in achieving the fund’s investment goal.

Manager-of-managers funds carry risks because each subadviser makes investment decisions independently, and it is possible that the investment styles of the subadvisers may not complement one another. As a result, the fund’s different exposures to a given stock, industry, sector, market capitalization, geographic area, or investment style could unintentionally be more or less than it would have been if the fund had a single adviser or investment strategy.

Short sales involve selling a security the fund does not own in anticipation that the security’s price will decline. Short sales may involve substantial risk and leverage, and expose the fund to the risk that it will be required to buy the security sold short at a time when the security has appreciated in value, thus resulting in a loss to the fund. Short positions in stocks involve more risk than long positions in stocks because the maximum sustainable loss on a stock purchased is limited to the amount paid for the stock plus the transaction costs, whereas there is no maximum attainable price on the shorted stock. In theory, stocks sold short have unlimited risk. It is possible that the market value of securities the fund holds in long positions will decline at the same time that the market value of the securities the fund has sold short increases, thereby increasing the fund’s potential volatility. Leveraging occurs when the fund increases its assets available for investment using borrowing or similar transactions. Short sales effectively leverage the fund’s assets. The use of leverage may magnify the fund’s gains or losses.

The fund may use derivative instruments, such as options, futures, options on futures, and swaps. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Select Managers Long/Short Fund Class A shares, Class C shares, Class I shares and Class Y shares, with the HFRX Equity Hedge Index and the MSCI ACWI Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Select Managers Long/Short Fund on 3/31/14 (inception date) to a $10,000 investment made in the HFRX Equity Hedge Index and the MSCI ACWI Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The HFRX Equity Hedge Index maintains positions both long and short in primarily equity and equity derivative securities. A wide variety of investment processes can be employed to arrive at an investment decision, including both quantitative and fundamental techniques; strategies can be broadly diversified or narrowly focused on specific sectors and can range broadly in terms of levels of net exposure, leverage employed, holding period, concentrations of market capitalizations and valuation ranges of typical portfolios. The MSCI ACWI Index captures large- and mid-cap representation across Developed Market (DM) countries and Emerging Market (EM) countries. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

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Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (5.75%)	3/31/14	-1.25%	-1.26%
without sales charge	3/31/14	4.80%	0.38%
Class C shares
with applicable redemption charge†	3/31/14	3.14%	-0.36%
without redemption	3/31/14	4.14%	-0.36%
Class I shares	3/31/14	5.26%	0.71%
Class Y shares	3/31/14	5.25%	0.73%
HFRX Equity Hedge Index	3/31/14	9.69%	1.55%††
MSCI ACWI Index	3/31/14	23.20%	7.57%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† Index date is based on the inception date of the fund.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund's performance shown in the table takes into account all other applicable fees and expenses on all classes.

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UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Select Managers Long/Short Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$15.70	$19.68	$14.96	$14.60
Ending value (after expenses)	$1,016.00	$1,012.30	$1,018.30	$1,018.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$15.65	$19.61	$14.90	$14.55
Ending value (after expenses)	$1,009.63	$1,005.65	$1,010.38	$1,010.74

† Expenses are equal to the fund’s annualized expense ratio of 3.09% for Class A, 3.88% for Class C, 2.94% for Class I and 2.87% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

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STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares		Value ($)
Common Stocks - 66.4%
Automobiles & Components - 1.1%
Daimler	21,234		1,763,316
Delphi Automotive	35,525		3,530,474
			5,293,790
Banks - 3.6%
Bank of America	76,467		2,094,431
BAWAG Group	42,073	[a,b]	2,229,896
Commerzbank	111,013	[b]	1,521,373
Dah Sing Financial Holdings	122,800	[c]	824,816
ICICI Bank, ADR	87,010	[c]	796,142
Intesa Sanpaolo	255,416		858,646
JB Financial Group	77,545		407,676
JPMorgan Chase & Co.	21,315	[c]	2,144,502
Shinsei Bank	115,800	[c]	1,936,026
UniCredit SpA	65,154	[b]	1,246,948
Wells Fargo & Co.	40,170		2,255,144
Western Alliance Bancorp	3,424	[b]	191,059
			16,506,659
Capital Goods - 6.1%
ABB	48,131		1,258,213
Airbus	45,684		4,669,615
CK Hutchison Holdings	96,000	[c]	1,218,858
Dalmia Bharat	23,893		1,081,979
Dover	50,360		4,808,876
Fosun International	585,000	[c]	1,450,240
General Cable	30,061		629,778
Grasim Industries	62,110		1,164,342
Johnson Controls International	93,116	[c]	3,854,071
Mitsubishi Heavy Industries	40,800	[c]	1,585,640
Nitta	15,400	[c]	631,819
Prysmian	57,757		1,991,435
Rheinmetall	13,559		1,599,162
Sandvik	65,458		1,195,526
Shin Zu Shing	335,000		928,596
Silver Run Acquisition, Cl. A	8,032	[b]	80,240
			28,148,390
Commercial & Professional Services - 3.2%
Advisory Board	40,409	[b]	2,179,055
China Online Education Group, ADR	36,073	[b]	473,278
Dun & Bradstreet	37,423	[c]	4,372,129
KAR Auction Services	30,891		1,462,071
Pitney Bowes	117,774		1,618,215

9

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 66.4% (continued)
Commercial & Professional Services - 3.2% (continued)
Secom	14,600	[c]	1,101,308
SGS	361		891,599
Verisk Analytics	34,705	[b]	2,951,660
			15,049,315
Consumer Durables & Apparel - 2.1%
Cie Financiere Richemont	19,806		1,826,444
D.R. Horton	33,503		1,481,168
PVH	28,230	[c]	3,579,846
Sega Sammy Holdings	92,100	[c]	1,287,075
Yoox Net-A-Porter Group	47,127	[b]	1,762,157
			9,936,690
Consumer Services - 1.8%
China Yuhua Education	2,170,000	[a]	1,154,344
McDonald's	6,137		1,024,327
Playa Hotels & Resorts	163,240	[b]	1,686,269
Six Flags Entertainment	56,995		3,578,716
Tarena International, ADR	70,600	[c]	1,034,290
			8,477,946
Diversified Financials - 3.3%
Aditya Birla Capital	87,757	[b]	241,032
Affiliated Managers Group	7,591		1,415,722
Bajaj Holdings & Investment	52,516		2,383,083
Berkshire Hathaway, Cl. B	12,862	[b,c]	2,404,422
Charles Schwab	35,400		1,587,336
Evercore, Cl. A	35,075		2,809,508
Investor, Cl. B	41,675		2,065,418
Meritz Financial Group	79,564		1,157,579
OM Asset Management	62,340		952,555
OneMain Holdings	5,118	[b]	162,599
			15,179,254
Energy - .7%
ConocoPhillips	5,249		268,486
EQT	40,478		2,531,494
Halliburton	12,532		535,618
			3,335,598
Food & Staples Retailing - .0%
CVS Health	881		60,375
Food, Beverage & Tobacco - 2.0%
Constellation Brands, Cl. A	10,471	[c]	2,294,091
Mondelez International, Cl. A	54,770		2,269,121
Nestle	13,616		1,145,073
United Spirits	42,838	[b]	1,956,570

10

Description	Shares		Value ($)
Common Stocks - 66.4% (continued)
Food, Beverage & Tobacco - 2.0% (continued)
Wilmar International	617,600	[c]	1,535,958
			9,200,813
Health Care Equipment & Services - 6.7%
Aetna	20,637	[c]	3,508,909
Becton Dickinson & Co.	29,474		6,150,340
Boston Scientific	76,487	[b,c]	2,152,344
C.R. Bard	32,239	[c]	10,544,410
Danaher	37,960		3,502,569
Sonova Holding	5,325		961,292
Universal Health Services, Cl. B	24,041	[c]	2,469,011
Zimmer Biomet Holdings	13,805		1,678,964
			30,967,839
Household & Personal Products - .9%
Beiersdorf	4,334		486,166
Edgewell Personal Care	45,505	[b]	2,954,640
Estee Lauder, Cl. A	6,606		738,617
			4,179,423
Insurance - 1.1%
Allianz	11,295		2,622,843
American International Group	41,165		2,659,671
			5,282,514
Materials - 6.3%
Air Products & Chemicals	14,915	[c]	2,377,898
ArcelorMittal	29,698	[b]	851,524
BASF	11,551		1,259,674
Braskem	932		29,796
CF, Cl. A	30,273	[b]	329,976
DowDuPont	48,085		3,477,026
Fuji Seal International	24,600	[c]	803,738
Givaudan	424		946,897
LANXESS	26,095		2,039,014
Monsanto	1,901		230,211
PPG Industries	28,001	[c]	3,254,836
Salzgitter	10,690		516,893
Sherwin-Williams	17,924	[c]	7,082,669
Turquoise Hill Resources	576,000	[b,c]	1,768,320
Vulcan Materials	15,785		1,921,824
W.R. Grace & Co.	30,620	[c]	2,342,124
			29,232,420
Media - 3.9%
Charter Communications, Cl. A	874	[b]	292,065
Discovery Communications, Cl. C	15,590	[b]	277,658
DISH Network, Cl. A	34,293	[b]	1,664,582

11

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 66.4% (continued)
Media - 3.9% (continued)
Kadokawa Dwango	78,600	[b,c]	902,098
Scripps Networks Interactive, Cl. A	57,679		4,803,507
Time Warner	78,408	[c]	7,706,722
Tribune Media, Cl. A	19,951		816,594
Videocon d2h, ADR	114,600	[b,c]	998,166
World Wrestling Entertainment, Cl. A	21,964		582,705
			18,044,097
Pharmaceuticals, Biotechnology & Life Sciences - 2.9%
Akorn	45,201	[b]	1,472,197
Allergan	30,993	[c]	5,492,889
Bayer	6,700		871,762
Bio-Rad Laboratories, Cl. A	12,630	[b,c]	2,775,948
Dr. Reddy's Laboratories, ADR	19,900	[c]	723,763
Piramal Enterprises	28,175		1,192,484
Torrent Pharmaceuticals	9,268		180,636
VWR	25,561	[b]	846,069
			13,555,748
Real Estate - 1.5%
CK Asset Holdings	156,000	[c]	1,282,770
Far East Consortium International	1,411,910		770,982
Great Eagle Holdings	193,000	[c]	1,062,546
New York	26,825	[d]	202,529
Sun Hung Kai Properties	72,000	[c]	1,177,635
Vonovia	56,475		2,484,037
			6,980,499
Retailing - 3.6%
AutoZone	9,224	[b,c]	5,437,548
Blue Buffalo Pet Products	13,224	[b]	382,570
CarMax	32,239	[b]	2,421,149
Chow Tai Fook Jewellery Group	89,200		93,186
Home Depot	3,069		508,779
Hyundai Home Shopping Network	4,808		523,565
Luk Fook Holdings	255,000	[c]	1,078,653
Tiffany & Co.	56,410		5,281,104
Xiabuxiabu Catering Management China Holdings	803,000	[a]	1,171,346
			16,897,900
Semiconductors & Semiconductor Equipment - 3.2%
Broadcom	14,401	[c]	3,800,568
Himax Technologies, ADR	55,883	[c]	570,007
Infineon Technologies	91,528		2,506,017
Microchip Technology	29,230		2,771,004
NXP Semiconductors	26,930	[b,c]	3,152,156

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Description	Shares		Value ($)
Common Stocks - 66.4% (continued)
Semiconductors & Semiconductor Equipment - 3.2% (continued)
STMicroelectronics	77,779		1,831,949
			14,631,701
Software & Services - 2.9%
Chinasoft International	3,091,800	[b]	1,803,226
Cognizant Technology Solutions, Cl. A	31,205	[c]	2,361,282
DST Systems	7,004		410,574
Facebook, Cl. A	13,321	[b]	2,398,579
Fuji Soft	32,800	[c]	990,880
MoneyGram International	2,617	[b,c]	40,694
Nuance Communications	184,057	[b]	2,713,000
SAP	19,135		2,176,782
Verint Systems	7,345	[b]	309,959
			13,204,976
Technology Hardware & Equipment - 2.9%
FLIR Systems	48,540		2,272,643
Genpact	36,200	[c]	1,102,290
Juniper Networks	18,463		458,436
Lumentum Holdings	43,975	[b]	2,777,021
Mindtree	141,875		1,044,722
NetApp	62,679	[c]	2,784,201
Palo Alto Networks	7,053	[b]	1,038,202
Samsung Electronics	594		1,460,147
Sinbon Electronics	137,000		392,019
			13,329,681
Telecommunication Services - 1.8%
Cellnex Telecom	40,024	[a]	993,747
Consolidated Communications Holdings	10,374		198,870
Deutsche Telekom	47,179	[c]	859,519
GDS Holdings, ADR	66,500		1,044,050
Hikari Tsushin	7,600	[c]	979,869
PLAY Communications	66,135	[a,b]	668,627
SoftBank Group	12,500	[c]	1,093,510
T-Mobile US	1,087	[b]	64,970
VEON	599,961		2,345,848
			8,249,010
Transportation - 4.5%
CSX	120,119		6,057,601
FedEx	41,234	[c]	9,311,050
Norfolk Southern	26,645	[c]	3,501,686
Union Pacific	17,846		2,066,388
			20,936,725

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STATEMENT OF INVESTMENTS (continued)

Description			Shares		Value ($)
Common Stocks - 66.4% (continued)
Utilities - .3%
Calpine			41,864	[b,c]	625,448
Dynegy			6,022	[b]	74,974
E.ON			72,837		859,471
					1,559,893
Total Common Stocks (cost $279,258,758)					308,241,256
Description/Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Value ($)
Options Purchased - .2%
Call Options - .0%
AT&T, Contracts 67, Credit Suisse International	37	12/2017	247,900		871
AT&T, Contracts 115, Credit Suisse International	35	12/2017	402,500		4,370
AT&T, Contracts 246, Credit Suisse International	37	11/2017	910,200		738
AT&T, Contracts 29, Credit Suisse International	37	1/2018	107,300		638
AT&T, Contracts 35, Credit Suisse International	35	1/2018	122,500		2,065
AT&T, Contracts 57, Morgan Stanley Capital Services	38	12/2017	216,600		456
AT&T, Contracts 43, Credit Suisse International	36	11/2017	154,800		215
AT&T, Contracts 14, Credit Suisse International	34.5	11/2017	48,300		308
AT&T, Contracts 185, Goldman Sachs International	34.01	11/2017	629,185		1,665
AT&T, Contracts 99, Credit Suisse International	34	11/2017	336,600		3,465
AT&T, Contracts 21, Credit Suisse International	35.5	11/2017	74,550		168
AT&T, Contracts 84, Credit Suisse International	35.01	11/2017	294,084		1,092
AT&T, Contracts 37, Morgan Stanley Capital Services	35	11/2017	129,500		111
CenturyLink, Contracts 77, Credit Suisse International	26	1/2018	200,200		770
CenturyLink, Contracts 44, JP Morgan Chase Bank	30	1/2018	132,000		220
CenturyLink, Contracts 31, Credit Suisse International	25	1/2018	77,500		341
CenturyLink, Contracts 7, Morgan Stanley Capital Services	20	1/2018	14,000		595
CenturyLink, Contracts 46, Credit Suisse International	23	1/2018	105,800		1,150

14

Description/Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Value ($)	Value ($)
Options Purchased - .2% (continued)
Call Options - .0% (continued)
Discovery Communications, Contracts 28, UBS	25	3/2018	70,000	770
Discovery Communications, Contracts 43, JP Morgan Chase Bank	17.5	11/2017	75,250	3,870
Discovery Communications, Cl. A, Contracts 42, UBS	20	11/2017	84,000	1,470
Ensco, Cl. A, Contracts 97, Bank of America	9	12/2017	87,300	194
Ensco, Cl. A, Contracts 93, JP Morgan Chase Bank	8	12/2017	74,400	372
Ensco, Cl. A, Contracts 145, BTIG LLC	10	12/2017	145,000	725
Ensco, Cl. A, Contracts 26, Credit Suisse International	8	1/2018	20,800	130
NXP Semiconductors, Contracts 67, Nomura Securities	115	12/2017	770,500	23,450
NXP Semiconductors, Contracts 5, Morgan Stanley Capital Services	115	1/2018	57,500	2,200
Qualcomm, Contracts 35, Morgan Stanley Capital Services	52.5	12/2017	183,750	5,250
Sinclair Broadcast Group, Contracts 28, Jefferies	41	12/2017	114,800	1,120
SPDR S&P 500 ETF, Contracts 177, Goldman Sachs International	2,610	11/2017	46,197,000	4,602
Time Warner, Contracts 90, Wells Fargo	90	11/2017	810,000	82,575
T-Mobile US, Contracts 66, JP Morgan Chase Bank	75	11/2017	495,000	66
				146,032
Put Options - .2%
Allergan Contracts 99, Morgan Stanley Capital Services	180	11/2017	1,782,000	64,845
AT&T, Contracts 59, Credit Suisse International	33	11/2017	194,700	1,475
AT&T, Contracts 66, Credit Suisse International	33.5	11/2017	221,100	2,838
BROADSOFT, Contracts 31, Goldman Sachs International	55	2/2018	170,500	1,240
BROADSOFT, Contracts 5, Credit Suisse International	55	5/2018	27,500	250
Calpine, Contracts 7, Credit Suisse International	14	12/2017	9,800	70
Discovery Communications, Contracts 295, Credit Suisse International	15	12/2017	442,500	4,425
Discovery Communications, Contracts 43, Goldman Sachs International	17.5	1/2018	75,250	4,623
Discovery Communications, Contracts 109, Goldman Sachs International	17.5	12/2017	190,750	10,355

15

STATEMENT OF INVESTMENTS (continued)

Description/Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Value ($)	Value ($)
Options Purchased - .2% (continued)
Put Options - .2% (continued)
Hong Kong Hang Seng Index, Contracts 16, Morgan Stanley Capital Services	25,200	6/2018	20,160,000	58,505
Hong Kong Hang Seng Index, Contracts 8, Morgan Stanley Capital Services	25,400	12/2017	10,160,000	4,153
Johnson Controls International Contracts 593, Morgan Stanley Capital Services	42	11/2017	2,490,600	80,055
MoneyGram International, Contracts 71, UBS	17.5	11/2017	124,250	13,490
NASDAQ 100 STOCK INDEX, Contracts 2, Morgan Stanley Capital Services	5,650	12/2017	1,130,000	3,154
NASDAQ 100 STOCK INDEX, Contracts 4, Morgan Stanley Capital Services	6,000	3/2018	2,400,000	53,580
NeuroDerm, Contracts 5, Credit Suisse International	35	2/2018	17,500	50
NeuroDerm, Contracts 7, Credit Suisse International	35	11/2017	24,500	105
NIKKEI 225 Contracts 14, Morgan Stanley Capital Services	20,000	3/2018	280,000,000	28,323
S&P 500 Index, Contracts 11, Israel A. Englande	2,550	11/2017	2,805,000	11,000
S&P 500 Index, Contracts 23, Israel A. Englande	2,560	11/2017	5,888,000	28,635
S&P 500 Index, Contracts 10, Morgan Stanley Capital Services	2,400	6/2018	2,400,000	50,000
S&P 500 Index, Contracts 12, Morgan Stanley Capital Services	2,150	6/2018	2,580,000	26,196
S&P 500 Index, Contracts 11, Israel A. Englande	2,370	11/2017	2,607,000	1,265
S&P 500 Index, Contracts 11, Israel A. Englande	2,530	11/2017	2,783,000	7,975
S&P 500 Index, Contracts 23, Israel A. Englande	2,400	11/2017	5,520,000	3,427
S&P 500 Index, Contracts 11, Israel A. Englande	2,390	11/2017	2,629,000	1,650
Scripps Networks Interactive, Contracts 34, Credit Suisse International	80	12/2017	272,000	3,910
Scripps Networks Interactive, Contracts 31, Wells Fargo	77.5	11/2017	240,250	1,628
Scripps Networks Interactive, Contracts 100, UBS	75	3/2018	750,000	10,250
Scripps Networks Interactive, Contracts 62, Nomura Securities	75	12/2017	465,000	4,030
Straight Path Communications Cl. B Contracts 14, JP Morgan Chase Bank	135	2/2018	189,000	2,380

16

Description/Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Value ($)		Value ($)
Options Purchased - .2% (continued)
Put Options - .2% (continued)
Vaneck Vectors Semiconductor ETF, Contracts 38, Goldman Sachs International	98	11/2017	372,400		2,394
Vaneck Vectors Semiconductor ETF, Contracts 68, Credit Suisse International	97	11/2017	659,600		3,400
Vaneck Vectors Semiconductor ETF, Contracts 182, Wells Fargo	105	11/2017	1,911,000		68,250
Vaneck Vectors Semiconductor ETF, Contracts 152, Barclays Bank	108	11/2017	1,641,600		97,584
					655,510
Total Options Purchased (cost $1,318,870)					801,542
Description			Shares		Value ($)
Other Investment - 20.4%
Registered Investment Company;
Dreyfus Institutional Preferred Government Plus Money Market Fund (cost $94,668,842)			94,668,842	[e]	94,668,842
Total Investments (cost $375,246,470)			87.0%		403,711,640
Cash and Receivables (Net)			13.0%		60,096,633
Net Assets			100.0%		463,808,273

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

aSecurity exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2017, these securities were valued at $6,217,960 or 1.34% of net assets.
bNon-income producing security.
cHeld by a broker as collateral for open short positions.
dInvestment in real estate investment trust.
eInvestment in affiliated money market mutual fund.

17

STATEMENT OF INVESTMENTS (continued)

Portfolio Summary (Unaudited) †	Value (%)
Money Market Investment	20.4
Health Care Equipment & Services	6.7
Materials	6.3
Capital Goods	6.1
Transportation	4.5
Media	3.9
Retailing	3.6
Banks	3.6
Diversified Financials	3.3
Commercial & Professional Services	3.2
Semiconductors & Semiconductor Equipment	3.2
Pharmaceuticals, Biotechnology & Life Sciences	2.9
Technology Hardware & Equipment	2.9
Software & Services	2.9
Consumer Durables & Apparel	2.1
Food, Beverage & Tobacco	2.0
Consumer Services	1.8
Telecommunication Services	1.8
Real Estate	1.5
Automobiles & Components	1.1
Insurance	1.1
Household & Personal Products	.9
Energy	.7
Utilities	.3
Options Purchased	.2
Food & Staples Retailing	.0
87.0

† Based on net assets.

See notes to financial statements.

18

STATEMENT OF SECURITIES SOLD SHORT

October 31, 2017

Common Stocks - 30.9%	Shares	Value ($)
Automobiles & Components - .8%
Fiat Chrysler Automobiles	14,400	248,924
Ford Motor	119,070	1,460,989
General Motors	8,950	384,671
Tenneco	17,650	1,025,641
Yokohama Rubber	20,200	449,461
		3,569,686
Banks - 1.8%
Agriculural Bank of China	430,000	202,284
Banco Santander, ADR	39,400	265,556
Bank of America	11,450	313,616
Bank of China	400,000	199,451
Bank of Communications Co.	190,000	143,205
China CITIC Bank	295,000	189,825
China Construction Bank	211,000	188,243
China Merchants Bank	65,000	247,872
Commonwealth Bank of Australia	8,168	485,295
Erste Group Bank	6,800	292,205
Hang Seng Bank	21,900	518,488
Industrial and Commercial Bank of China	300,000	238,034
Intesa Sanpaolo	64,900	218,178
M&T Bank	1,800	300,186
National Bank of Canada	46,130	2,238,741
Nordea Bank	38,000	459,360
OTP Bank	10,100	407,311
State Bank of India	20,765	975,540
Swedbank	18,800	466,651
UniCredi	2,050	39,234
		8,389,275
Capital Goods - 2.6%
AerCap Holdings	3,850	202,664
Air Lease	9,400	408,430
Atlas Copco	4,100	179,836
Boeing	1,450	374,071
DMG Mori	26,800	534,091
Eaton	9,840	787,397
Emerson Electric	5,900	380,314
Fluor	5,150	221,914
General Electric	11,400	229,824
HD Supply Holdings	13,100	463,609
Hitachi Construction Machinery	17,100	581,254
IHI	14,800	529,106

19

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks - 30.9% (continued)	Shares	Value ($)
Capital Goods - 2.6% (continued)
Illinois Tool Works	2,380	372,518
Ingersoll-Rand	11,805	1,045,923
Jacobs Engineering Group	3,770	219,452
Penta-Ocean Construction	104,600	687,184
Regal Beloit	9,770	792,835
SKF	61,090	1,420,774
Spirit Aerosystems Holdings, Cl. A	2,940	235,494
Textron	8,300	437,742
The Middleby	14,580	1,689,822
Volvo	10,100	200,151
Wartsila	3,000	193,249
		12,187,654
Consumer Durables & Apparel - .8%
D.R. Horton	9,780	432,374
Hasbro	15,090	1,397,183
Leggett & Platt	7,200	340,272
Mohawk Industries	1,040	272,230
NIKE, Cl. B	3,687	202,748
Whirlpool	6,900	1,131,117
		3,775,924
Consumer Services - .9%
Carnival	7,520	499,253
Domino's Pizza	7,255	1,327,665
H&R Block	30,980	766,445
Sonic	21,895	556,133
Starbucks	20,405	1,119,010
		4,268,506
Diversified Financials - .6%
Ameriprise Financial	1,430	223,852
Charles Schwab	10,700	479,788
China Galaxy Securities	150,000	130,746
CITIC Securities	65,000	144,307
Deutsche Bank	23,800	387,226
Federated Investors, Cl. B	37,075	1,151,920
Morgan Stanley	4,900	245,000
		2,762,839
Energy - .2%
Patterson Cos	23,080	853,960
Rice Energy	7,529	213,447
		1,067,407
Exchange-Traded Funds - 6.4%
Consumer Discretionary Select Sector SPDR Fund	18,330	1,686,177
Consumer Staples Select Sector SPDR Fund	33,027	1,753,403
Health Care Select Sector SPDR Fund	13,162	1,067,570

20

Common Stocks - 30.9% (continued)	Shares	Value ($)
Exchange-Traded Funds - 6.4% (continued)
Industrial Select Sector SPDR Fund	18,007	1,288,041
iShares MSCI Hong Kong ETF	82,000	2,023,760
iShares MSCI Indonesia ETF	28,623	764,234
iShares MSCI Philippines ETF	33,400	1,236,134
SPDR S&P 500 ETF Trust	46,481	11,952,589
Technology Select Sector SPDR Fund	84,304	5,306,937
VanEck Vectors Semiconductor ETF	26,967	2,740,117
		29,818,962
Food & Staples Retailing - 1.1%
Costco Wholesale	10,315	1,661,540
CVS Health	22,380	1,533,701
FamilyMart UNY Holdings	9,900	560,714
Wal-Mart Stores	15,182	1,325,540
		5,081,495
Food, Beverage & Tobacco - 1.0%
Ajinomoto	13,000	260,274
B&G Foods	16,860	536,148
General Mills	22,110	1,147,951
Hormel Foods	30,875	962,065
Maruha Nichiro	14,100	433,398
PepsiCo	10,110	1,114,425
		4,454,261
Health Care Equipment & Services - 1.6%
Becton Dickinson & Co.	11,897	2,482,547
Evolent Health, Cl. A	3,082	50,083
Express Scripts Holding	18,900	1,158,381
Hologic	28,760	1,088,566
LivaNova	20,560	1,519,384
McKesson	7,100	978,948
		7,277,909
Household & Personal Products - .6%
Church & Dwight	38,325	1,731,140
Clorox	8,630	1,091,954
		2,823,094
Insurance - .6%
Athene Holding, Cl. A	21,550	1,123,401
XL Group	41,350	1,673,434
		2,796,835
Materials - 1.0%
CSR	87,033	315,735
Ecolab	8,415	1,099,504
Martin Marietta Materials	2,010	435,869
Praxair	8,135	1,188,686
Scotts Miracle-Gro	11,250	1,120,725

21

STATEMENT OF SECURITIES SOLD SHORT (continued)

Common Stocks - 30.9% (continued)	Shares		Value ($)
Materials - 1.0% (continued)
Vulcan Materials	3,580		435,865
			4,596,384
Media - .8%
Omnicom Group	14,720		989,037
Publicis Group	12,000		782,220
Sinclair Broadcast Group, Cl. A	4,581		145,218
Walt Disney	16,695		1,632,938
			3,549,413
Pharmaceuticals, Biotechnology & Life Sciences - .7%
Roche Holding	8,065		1,863,361
Takeda Pharmaceutical Company	6,600		371,197
United Therapeutics	7,055		836,652
			3,071,210
Real Estate - .9%
AvalonBay Communities	3,750	[a]	679,988
Boston Properties	5,110	[a]	619,230
Daito Trust Construction	2,900		505,884
Host Hotels & Resorts	45,095	[a]	882,058
Park Hotels & Resorts	43,055		1,239,553
Vistra Energy	3,927		76,341
			4,003,054
Retailing - 2.5%
Amazon.com	250		276,320
American Eagle Outfitters	61,650		802,683
Canadian Tire	11,555		1,417,841
Dollar General	13,745		1,111,146
Genuine Parts	18,670		1,647,254
Home Depot	2,590		429,370
Lowe's Cos	5,400		431,730
Priceline Group	325		621,387
Ross Stores	29,875		1,896,764
Target	11,695		690,473
Tractor Supply	19,160		1,154,582
Ulta Beauty	4,645		937,315
			11,416,865
Semiconductors & Semiconductor Equipment - .2%
Intel	7,200		327,528
NVIDIA	2,050		423,961
			751,489
Software & Services - 3.3%
Accenture, Cl. A	11,870		1,689,813
Alliance Data Systems	1,930		431,799
ANSYS	11,710		1,600,874
Aspen Technology	23,505		1,516,543

22

Common Stocks - 30.9% (continued)	Shares	Value ($)
Software & Services - 3.3% (continued)
Autodesk	5,480	684,781
CA	9,050	293,039
FleetCor Technologies	2,060	340,456
NTT Data	38,800	449,405
Oracle	15,350	781,315
salesforce.com	6,030	617,110
Symantec	17,920	582,400
Vantiv, Cl. A	92,483	6,473,810
		15,461,345
Technology Hardware & Equipment - .6%
Brother Industries	31,000	746,748
NetApp	25,010	1,110,944
Tech Data	8,850	821,014
		2,678,706
Telecommunication Services - .8%
AT&T	96,411	3,244,230
KDDI	15,400	409,565
Silver Spring Networks	15,285	246,394
		3,900,189
Transportation - .7%
C.H. Robinson Worldwide	14,010	1,100,205
Keikyu	34,500	709,692
Kintetsu Group	27,100	1,036,762
Macquarie Infrastructure	7,300	507,715
		3,354,374
Utilities - .4%
CGN Power	2,025,000	594,413
HK Electric Investments and HK Electric Investments	1,117,500	1,028,488
TOHO GAS	18,400	512,167
		2,135,068
Total Common Stocks (proceeds $138,006,881)		143,191,944
Master Limited Partnerships - .2%
Diversified Financials - .2%
Carlyle Group	24,690	544,415
The Blackstone Group	7,100	236,359
		780,774
Total Master Limited Partnerships (proceeds $788,485)		780,774
Total Securities Sold Short (proceeds $138,795,366)		143,972,718

ADR—American Depository Receipt

ETF—Exchange-Traded Fund

SPDR—Standard & Poor's Depository Receipt

a Investment in real estate investment trust.

23

STATEMENT OF SECURITIES SOLD SHORT (continued)

Portfolio Summary (Unaudited) †	Value (%)
Exchange-Traded Funds	6.4
Software & Services	3.3
Capital Goods	2.6
Retailing	2.5
Banks	1.8
Health Care Equipment & Services	1.6
Food & Staples Retailing	1.1
Materials	1.0
Food, Beverage & Tobacco	1.0
Consumer Services	.9
Real Estate	.9
Telecommunication Services	.8
Consumer Durables & Apparel	.8
Automobiles & Components	.8
Media	.8
Diversified Financials	.8
Transportation	.7
Pharmaceuticals, Biotechnology & Life Sciences	.7
Household & Personal Products	.6
Insurance	.6
Technology Hardware & Equipment	.6
Utilities	.4
Energy	.2
Semiconductors & Semiconductor Equipment	.2
31.1

† Based on net assets.

See notes to financial statements.

24

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16($)	Purchases($)	Sales($)	Value 10/31/17($)	Net Assets(%)	Dividends/ Distributions($)
Dreyfus Institutional Preferred Government Plus Money Market Fund	-	108,544,276	13,875,434	94,668,842	20.4	55,218

See notes to financial statements.

25

STATEMENT OF FUTURES

October 31, 2017

Description	Number of Contracts	Expiration	Notional Value ($)	Value ($)	Unrealized (Depreciation) ($)
Futures Short
CAC 40 10 Euro	101	11/2017	(6,357,115)	(6,472,503)	(115,388)
DAX	10	12/2017	(3,670,232)	(3,850,410)	(180,178)
DJ Euro Stoxx 50	309	12/2017	(12,621,603)	(13,238,538)	(616,935)
FTSE 100	28	12/2017	(2,743,720)	(2,777,018)	(33,298)
FTSE/MIB Index	10	12/2017	(1,295,113)	(1,326,414)	(31,301)
Gross Unrealized Depreciation				(977,100)

See notes to financial statements.

26

STATEMENT OF OPTIONS WRITTEN

October 31, 2017

Description/ Expiration Date/ Exercise Price	Counterparty	Number of Contracts	Notional Amount ($)	Value ($)
Call Options:
Vaneck Vectors Semiconductor ETF, November 2017 @ 100	Credit Suisse International	68	680,000	(18,700)
Vaneck Vectors Semiconductor ETF, November 2017 @ 101	Goldman Sachs International	19	191,900	(3,857)
Put Options:
AT&T, November 2017 @ 32.5	Credit Suisse International	66	214,500	(726)
S&P 500 Index, November 2017 @ 2,450	Israel A. Englande	22	5,390,000	(5,830)
S&P 500 Index, November 2017 @ 2,470	Israel A. Englande	22	5,434,000	(7,260)
S&P 500 Index, November 2017 @ 2,480	Israel A. Englande	46	11,408,000	(16,790)
Vaneck Vectors Semiconductor ETF, November 2017 @ 92	Credit Suisse International	68	625,600	(1,224)
Vaneck Vectors Semiconductor ETF, November 2017 @ 93	Goldman Sachs International	38	353,400	(950)
Total Options Written (premiums received $66,806)				(55,337)

See notes to financial statements.

27

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS October 31, 2017

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Goldman Sachs International
United States Dollar	236,059	Euro	202,591	11/2/17	71
Morgan Stanley Capital Services
Canadian Dollar	1,675,000	United States Dollar	1,371,991	12/15/17	(73,058)
Canadian Dollar	900,000	United States Dollar	711,093	1/11/18	(12,934)
Swiss Franc	903,000	United States Dollar	915,329	11/22/17	(8,905)
Swiss Franc	2,000,000	United States Dollar	2,109,763	12/15/17	(98,621)
Danish Krone	26,522,000	United States Dollar	4,159,286	11/22/17	(2,227)
Euro	748,450	United States Dollar	871,496	11/1/17	336
Euro	5,573,000	United States Dollar	6,496,609	11/22/17	2,927
Euro	2,100,000	United States Dollar	2,523,002	12/15/17	(70,345)
Euro	676,000	United States Dollar	801,170	1/11/18	(10,295)
British Pound	569,000	United States Dollar	757,292	11/22/17	(1,093)
Japanese Yen	7,844,012	United States Dollar	69,025	11/1/17	(39)
Japanese Yen	1,709,665	United States Dollar	15,089	11/6/17	(53)
Swedish Krona	15,409,000	United States Dollar	1,898,402	11/22/17	(55,517)
United States Dollar	735,791	Canadian Dollar	900,000	1/11/18	37,632
United States Dollar	8,025,627	Swiss Franc	7,837,000	11/22/17	158,915
United States Dollar	567,652	Danish Krone	3,627,724	11/1/17	(223)
United States Dollar	4,223,686	Danish Krone	26,522,000	11/22/17	66,627
United States Dollar	29,591,835	Euro	24,980,000	11/22/17	458,797
United States Dollar	7,141,028	Euro	5,956,000	1/11/18	172,903
United States Dollar	1,001,127	British Pound	754,708	11/30/17	(2,114)
United States Dollar	6,500,000	Indian Rupee	429,455,000	4/18/18	16,731
United States Dollar	688,462	Polish Zloty	2,468,000	1/11/18	10,087

28

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation)($)
Morgan Stanley Capital Services (continued)
United States Dollar	4,804,800	Swedish Krona	39,014,000	11/22/17	138,804
Gross Unrealized Appreciation					1,063,830
Gross Unrealized Depreciation					(335,424)

See notes to financial statements.

29

STATEMENT OF SWAP AGREEMENTS

October 31, 2017

OTC Total Return Swaps

Pay/ Receive	Notional Amount	Reference Entity		Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	1,215,394	3i Group	[1]	Morgan Stanley Capital Services	11/19/2018	60,452
Receive	1,066,904	Accor	[2]	Morgan Stanley Capital Services	11/19/2018	5,998
Receive	716,877	ADP	[2]	Morgan Stanley Capital Services	11/19/2018	8,128
Receive	1,424,558	Air Liquide	[2]	Morgan Stanley Capital Services	11/19/2018	17,477
Receive	415,076	Aldermore Group	[3]	Morgan Stanley Capital Services	2/25/2019	(2,954)
Receive	728,966	Arkema	[2]	Morgan Stanley Capital Services	11/19/2018	35,355
Receive	1,275,663	Ashtead Group	[1]	Morgan Stanley Capital Services	11/19/2018	141,643
Receive	2,102,299	Atos SE	[2]	Morgan Stanley Capital Services	11/19/2018	4,251
Receive	1,547,216	BHP Billiton	[1]	Morgan Stanley Capital Services	11/19/2018	(20,461)
Receive	1,674,380	Bouygues SA	[2]	Morgan Stanley Capital Services	11/19/2018	94,718
Receive	1,069,314	Cap Gemini	[2]	Morgan Stanley Capital Services	11/19/2018	18,040
Receive	1,171,131	Carnival	[1]	Morgan Stanley Capital Services	11/19/2018	60,704
Receive	2,181,644	Cie Generale des Etablissements Michelin	[2]	Morgan Stanley Capital Services	11/19/2018	(34,566)
Receive	1,936,791	Credit Agricole	[2]	Morgan Stanley Capital Services	11/19/2018	6,832
Receive	653,957	CRH	[1]	Morgan Stanley Capital Services	11/19/2018	27,569
Receive	2,094,652	Danone	[2]	Morgan Stanley Capital Services	11/19/2018	(12,816)
Receive	1,385,727	Eiffage	[2]	Morgan Stanley Capital Services	11/19/2018	51,199
Receive	829,937	Eurofins Scientific	[2]	Morgan Stanley Capital Services	11/19/2018	(15,345)
Receive	591,287	Ipsen	[2]	Morgan Stanley Capital Services	11/19/2018	(13,726)
Receive	755,912	Kering	[2]	Morgan Stanley Capital Services	11/19/2018	1,818
Receive	2,188,214	LVMH Moet Hennessy Louis Vuitton	[2]	Morgan Stanley Capital Services	11/19/2018	159,200
Receive	1,760,618	Natixis	[2]	Morgan Stanley Capital Services	11/19/2018	69,044
Receive	11,891,576	Nets A/S	[4]	Morgan Stanley Capital Services	10/3/2019	5,271

30

© 2017 MBSC Securities Corporation 0559-0576P1217 OTC Total Return Swaps (continued)

Pay/ Receive	Notional Amount	Reference Entity		Counterparty	Expiration	Unrealized Appreciation (Depreciation) ($)
Receive	673,474	Ocado Group	[1]	Morgan Stanley Capital Services	11/19/2018	13,196
Receive	4,348,547	Paysafe Group	[3]	Morgan Stanley Capital Services	2/25/2019	17,091
Receive	1,823,736	Pernod Ricard	[2]	Morgan Stanley Capital Services	11/19/2019	31,367
Receive	1,897,337	Schneider Electric	[2]	Morgan Stanley Capital Services	11/19/2018	57,175
Receive	1,113,956	Sky	[3]	Morgan Stanley Capital Services	2/25/2019	37,571
Receive	1,055,904	Smith & Nephew	[1]	Morgan Stanley Capital Services	11/19/2018	82,166
Receive	2,300,084	Vinci	[2]	Morgan Stanley Capital Services	11/19/2018	34,931
Receive	7,310,500	Worldpay Group	[3]	Morgan Stanley Capital Services	1/28/2019	110,677
Pay	822,366	Custom Thai Banks	[5]	Morgan Stanley Capital Services	5/22/2019	(43,061)
Pay	1,235,012	Ms Canada Financial Short	[5]	Morgan Stanley Capital Services	5/22/2019	5,107
Pay	848,006	MSCI Daily TR Gross Emerging Market	[5]	Morgan Stanley Capital Services	5/22/2019	(78,068)
Pay	2,068,953	SGX MSCI Indonesia	[5]	Morgan Stanley Capital Services	5/22/2019	1,394
Pay	450,837	Siam Commercial Bank	[5]	Morgan Stanley Capital Services	5/22/2019	11,972
Pay	703,900	Straits Times Index	[5]	Morgan Stanley Capital Services	5/22/2019	(37,647)
Pay	1,282,896	Taiwan Stock Exchange Future November 2017	[5]	Morgan Stanley Capital Services	5/22/2019	(4,102)
Pay	446,304	Zodiac Aerospace	[6]	Morgan Stanley Capital Services	12/27/2018	(13,904)

Gross Unrealized Appreciation						1,170,346
Gross Unrealized Depreciation						(276,650)

1 The applicable reference rate that is paid by the fund in connection with this contract is Sonia Overnight Deposit rate.
2 The applicable reference rate that is paid by the fund in connection with this contract is EMMI Euro Overnight Index.
3 The applicable reference rate that is paid by the fund in connection with this contract is U.S.Libor-1 Month rate.
4 The applicable reference rate that is paid by the fund in connection with this contract is CIBOR -1 Week rate.
5 The applicable reference rate that is received by the fund in connection with this contract is U.S. Federal Funds-1 Day rate.
6 The applicable reference rate that is received by the fund in connection with this contract is EMMI Euro Overnight Index.
See notes to financial statements.

31

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers	280,577,628	309,042,798
Affiliated issuers	94,668,842	94,668,842
Cash		100,146
Receivable from brokers for proceeds on securities sold short—Note 4		138,795,366
Cash collateral held by broker—Note 4		67,567,246
Receivable for investment securities sold		11,251,184
Unrealized appreciation on swap agreements—Note 4		1,170,346
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		1,063,830
Dividends receivable		299,732
Receivable for shares of Common Stock subscribed		158,500
Due from broker		71,404
Prepaid expenses		14,285
		624,203,679
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		775,252
Cash overdraft due to Custodian denominated in foreign currency	3,537,965	3,543,394
Securities sold short, at value (proceeds $138,795,366)—Note 4		143,972,718
Payable for investment securities purchased		10,701,642
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		335,424
Payable to broker for swap agreements—Note 4		334,339
Unrealized depreciation on swap agreements—Note 4		276,650
Payable for dividends on securities sold short		182,273
Payable for futures variation margin—Note 4		96,828
Outstanding options written, at value (premiums received $66,806)—Note 4		55,337
Payable for shares of Common Stock redeemed		10,344
Accrued expenses		111,205
		160,395,406
Net Assets ($)		463,808,273
Composition of Net Assets ($):
Paid-in capital		445,357,135
Accumulated investment (loss)—net		(5,655,377)
Accumulated net realized gain (loss) on investments		457,688
Accumulated net unrealized appreciation (depreciation) on investments, options transactions, swap agreements, securities sold short and foreign currency transactions [including ($977,100) net unrealized (depreciation) on futures]		23,648,827
Net Assets ($)		463,808,273

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	217,751	113,957	839,381	462,637,184
Shares Outstanding	17,180	9,231	65,480	36,070,310
Net Asset Value Per Share ($)	12.67	12.35	12.82	12.83

See notes to financial statements.

32

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Cash dividends (net of $185,104 foreign taxes withheld at source):
Unaffiliated issuers	4,446,493
Affiliated issuers	55,218
Interest	407,471
Total Income	4,909,182
Expenses:
Management fee—Note 3(a)	8,732,870
Dividends on securities sold short	3,762,823
Custodian fees—Note 3(c)	169,914
Professional fees	131,101
Registration fees	65,514
Directors’ fees and expenses—Note 3(d)	29,357
Loan commitment fees—Note 2	15,856
Prospectus and shareholders’ reports	9,659
Shareholder servicing costs—Note 3(c)	3,040
Distribution fees—Note 3(b)	820
Miscellaneous	143,847
Total Expenses	13,064,801
Less—reduction in expenses due to undertaking—Note 3(a)	(556,765)
Less—reduction in fees due to earnings credits—Note 3(c)	(169,958)
Net Expenses	12,338,078
Investment (Loss)—Net	(7,428,896)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions:
Long transactions	47,038,137
Short sale transactions	(18,445,958)
Net realized gain (loss) on options transactions	(1,858,287)
Net realized gain (loss) on futures	(7,279,049)
Net realized gain (loss) on swap agreements	4,614,234
Net realized gain (loss) on forward foreign currency exchange contracts	(1,174,726)
Net Realized Gain (Loss)	22,894,351
Net unrealized appreciation (depreciation) on investments and foreign currency transactions	14,088,461
Net unrealized appreciation (depreciation) on options transactions	(516,418)
Net unrealized appreciation (depreciation) on futures	(513,354)
Net unrealized appreciation (depreciation) on swap agreements	883,428
Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts	282,765
Net unrealized appreciation (depreciation) on securities sold short	(7,805,203)
Net Unrealized Appreciation (Depreciation)	6,419,679
Net Realized and Unrealized Gain (Loss) on Investments	29,314,030
Net Increase in Net Assets Resulting from Operations	21,885,134

See notes to financial statements.

33

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment (loss)—net	(7,428,896)	(6,016,698)
Net realized gain (loss) on investments	22,894,351	(6,637,185)
Net unrealized appreciation (depreciation) on investments	6,419,679	8,120,099
Net Increase (Decrease) in Net Assets Resulting from Operations	21,885,134	(4,533,784)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	86,167	32,143
Class C	14,994	-
Class I	2,158,165	1,212,460
Class Y	111,263,645	176,424,740
Cost of shares redeemed:
Class A	(163,244)	(47,146)
Class C	(9,334)	(9,194)
Class I	(1,760,039)	(1,157,831)
Class Y	(93,046,050)	(68,799,629)
Increase (Decrease) in Net Assets from Capital Stock Transactions	18,544,304	107,655,543
Total Increase (Decrease) in Net Assets	40,429,438	103,121,759
Net Assets ($):
Beginning of Period	423,378,835	320,257,076
End of Period	463,808,273	423,378,835
Accumulated investment (loss)—net	(5,655,377)	(5,689,967)
Capital Share Transactions (Shares):
Class Aa
Shares sold	6,963	2,674
Shares redeemed	(13,239)	(3,934)
Net Increase (Decrease) in Shares Outstanding	(6,276)	(1,260)
Class C
Shares sold	1,231	-
Shares redeemed	(771)	(778)
Net Increase (Decrease) in Shares Outstanding	460	(778)
Class Ia
Shares sold	173,575	100,172
Shares redeemed	(140,995)	(95,939)
Net Increase (Decrease) in Shares Outstanding	32,580	4,233
Class Ya
Shares sold	8,873,100	14,551,030
Shares redeemed	(7,459,780)	(5,679,979)
Net Increase (Decrease) in Shares Outstanding	1,413,320	8,871,051

[a]

During the period ended October 31, 2017, 143,252 Class Y shares representing $1,781,761 were exchanged for 143,344 Class I shares and 12,950 Class A shares representing $159,725 were exchanged for 12,836 Class I shares and during the period ended October 31, 2016, 90,265 Class Y shares representing $1,091,460 were exchanged for 90,343 Class I shares.

See notes to financial statements.

34

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.09	12.32	12.20	12.50
Investment Operations:
Investment (loss)—net[b]	(.24)	(.22)	(.27)	(.16)
Net realized and unrealized gain (loss) on investments	.82	(.01)[c]	.39	(.14)
Total from Investment Operations	.58	(.23)	.12	(.30)
Net asset value, end of period	12.67	12.09	12.32	12.20
Total Return (%)[d]	4.80	(1.87)	.98	(2.40)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.39	3.41	3.16	3.14[f]
Ratio of net expenses to average net assets	3.07	3.29	3.16	3.10[f]
Ratio of net investment (loss) to average net assets	(1.96)	(1.84)	(2.21)	(2.26)[f]
Portfolio Turnover Rate	369.32	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	218	284	304	220

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
See notes to financial statements.

35

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	11.85	12.17	12.15	12.50
Investment Operations:
Investment (loss)—net[b]	(.33)	(.31)	(.37)	(.21)
Net realized and unrealized gain (loss) on investments	.83	(.01)[c]	.39	(.14)
Total from Investment Operations	.50	(.32)	.02	(.35)
Net asset value, end of period	12.35	11.85	12.17	12.15
Total Return (%)[d]	4.14	(2.63)	.17	(2.80)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	4.13	4.17	3.96	3.87[f]
Ratio of net expenses to average net assets	3.83	4.05	3.96	3.77[f]
Ratio of net investment (loss) to average net assets	(2.71)	(2.60)	(3.03)	(2.97)[f]
Portfolio Turnover Rate	369.32	369.03	524.89	312.91[e]
Net Assets, end of period ($ x 1,000)	114	104	116	107

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Exclusive of sales charge.
e Not annualized.
f Annualized.
See notes to financial statements.

36

	Year Ended October 31,
Class I Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.18	12.38	12.22	12.50
Investment Operations:
Investment (loss)—net[b]	(.20)	(.19)	(.23)	(.14)
Net realized and unrealized gain (loss) on investments	.84	(.01)[c]	.39	(.14)
Total from Investment Operations	.64	(.20)	.16	(.28)
Net asset value, end of period	12.82	12.18	12.38	12.22
Total Return (%)	5.26	(1.62)	1.31	(2.24)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	3.07	3.13	2.90	2.87[e]
Ratio of net expenses to average net assets	2.81	3.02	2.90	2.77[e]
Ratio of net investment (loss) to average net assets	(1.64)	(1.52)	(1.83)	(1.96)[e]
Portfolio Turnover Rate	369.32	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	839	401	355	98

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Not annualized.
e Annualized.
See notes to financial statements.

37

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2017	2016	2015	2014[a]
Per Share Data ($):
Net asset value, beginning of period	12.19	12.39	12.23	12.50
Investment Operations:
Investment (loss)—net[b]	(.21)	(.19)	(.23)	(.15)
Net realized and unrealized gain (loss) on investments	.85	(.01)[c]	.39	(.12)
Total from Investment Operations	.64	(.20)	.16	(.27)
Net asset value, end of period	12.83	12.19	12.39	12.23
Total Return (%)	5.25	(1.62)	1.31	(2.16)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.99	3.05	2.80	2.75[e]
Ratio of net expenses to average net assets	2.83	2.98	2.80	2.75[e]
Ratio of net investment (loss) to average net assets	(1.70)	(1.55)	(1.88)	(1.96)[e]
Portfolio Turnover Rate	369.32	369.03	524.89	312.91[d]
Net Assets, end of period ($ x 1,000)	462,637	422,590	319,481	289,600

a From March 31, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c In addition to net realized and unrealized losses on investments, this amount includes an increase in net asset value per share resulting from the timing of issuances and redemptions of shares in relation to fluctuating market values for the portfolio investments.
d Not annualized.
e Annualized.
See notes to financial statements.

38

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Select Managers Long/Short Fund (the “fund”) is a separate non-diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek long-term capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. EACM Advisors LLC (“EACM”), a subsidiary of BNY Mellon and an affiliate of Dreyfus, serves as the fund’s portfolio allocation manager. Sirios Capital Management, L.P. (“Sirios”), Ramius Advisors, LLC (“Ramius”), Three Bridges Capital, LP (“Three Bridges”), Cramer Rosenthal McGlynn, LLC (“CRM”), Dalton Investments LLC (“Dalton”) and Longhorn Capital Partners, L.P. (“Longhorn”) serve as the fund’s sub-investment advisers, each managing an allocated portion of the fund’s portfolio. Effective May 15, 2017, the Company’s Board of Directors (the “Board”) approved new sub-investment advisory agreements with Dalton and Longhorn.

Effective May 5, 2017 and July 28, 2017, the Board voted to terminate the fund’s sub-investment advisory agreements with Owl Creek Asset Management, L.P. and Pine River Capital Management L.P., respectively.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund’s authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY

39

NOTES TO FINANCIAL STATEMENTS (continued)

Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 8,000 Class A, 8,000 Class C and 8,000 Class I shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly.

40

GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined to not accurately reflect fair value, such as when the

41

NOTES TO FINANCIAL STATEMENTS (continued)

value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by an independent pricing service (the “Service”). Swaps are valued by the Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

42

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 -Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities – Domestic Common Stocks†	205,504,763	-	-	205,504,763
Equity Securities – Foreign Common Stocks†	102,736,493	-	-	102,736,493
Registered Investment Company	94,668,842	-	-	94,668,842
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	1,063,830	-	1,063,830
Options Purchased	801,542	-	-	801,542
Swaps††	-	1,170,346	-	1,170,346
Liabilities ($)
Other Financial Instruments:
Futures††	(977,100)	-	-	(977,100)
Forward Foreign Currency Exchange Contracts††	-	(335,424)	-	(335,424)
Options Written	(55,337)	-	-	(55,337)
Swaps††	-	(276,650)	-	(276,650)
Securities Sold Short:
Equity Securities - Domestic†††	(111,385,378)	-	-	(111,385,378)
Equity Securities - Foreign†††	(1,987,604)	-	-	(1,987,604)
Exchange-Traded Funds†††	(29,818,962)	-	-	(29,818,962)
Master Limited Partnership†	(780,774)			(780,774)

† See Statement of Investments for additional detailed categorizations.

†† Amount shown represents unrealized appreciation (depreciation) at period end.

††† See Statement of Securities Sold Short for additional detailed classifications.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions

43

NOTES TO FINANCIAL STATEMENTS (continued)

between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

Certain affiliated investment companies may also invest in the fund. At October 31, 2017, Dreyfus Alternative Diversifier Strategies Fund, an affiliate of the fund, held 12,845,626 Class Y shares.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

44

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $2,245,830, undistributed capital gains $2,012,007 and unrealized appreciation $19,634,594. In addition, the fund deferred for tax purposes late year ordinary losses of $5,441,293 to the first day of the following fiscal year.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign currency transactions, swap periodic payments, real estate investment trusts, net operating losses, short sale 45 day reclassification and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $7,463,486 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended October 31, 2017, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of 2.00% of the value of the fund’s average daily net assets and is payable monthly. Dreyfus has contractually agreed, from November 1, 2016 through March 1, 2018, to waive receipt of its fees and/or assume the expenses of the fund, so that the expenses of none of Class A, C, I and Y shares (excluding Rule 12b-1 Distribution Plan fees, Shareholder Services Plan fees, taxes, dividend and interest expenses on securities sold short, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed 2.00% of the value of the fund’s average daily net assets. The

45

NOTES TO FINANCIAL STATEMENTS (continued)

reduction in expenses, pursuant to the undertaking, amounted to $556,765 during the period ended October 31, 2017.

Pursuant to a Portfolio Allocation Management Agreement between Dreyfus and EACM, Dreyfus pays EACM a monthly fee at an annual percentage of the value of the fund’s average daily net assets.

Pursuant to separate sub-investment advisory agreement between Dreyfus and Sirios, Ramius, Three Bridges, CRM, Dalton and Longhorn, each serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. Dreyfus pays each sub-investment advisor a monthly fee at an annual percentage of the value of the fund’s average daily net assets allocated to the respective sub-investment advisor. Dreyfus has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined under the Act) of Dreyfus’ ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by Dreyfus to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus. Dreyfus has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended October 31, 2017, the Distributor retained $186 from commissions earned on sales of the fund's Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $820 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may

46

include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $586 and $273, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $602 for transfer agency services and $44 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $44.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $169,914 pursuant to the custody agreement. These fees were partially offset by earnings credits of $169,914.

During the period ended October 31, 2017, the fund was charged $22,448 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees

47

NOTES TO FINANCIAL STATEMENTS (continued)

$784,424, Distribution Plan fees $72, Shareholder Services Plan fees $70, custodian fees $36,000, Chief Compliance Officer fees $13,077 and transfer agency fees $240, which are offset against an expense reimbursement currently in effect in the amount of $58,631.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities and securities sold short, excluding short-term securities, futures, options transactions, forward contracts and swap agreements, during the period ended October 31, 2017 were as follows:

	Purchases ($)	Sales ($)
Long transactions	1,111,739,942	1,144,562,554
Short sale transactions	609,587,718	571,634,384
Total	1,721,627,660	1,716,196,938

Short Sales: The fund is engaged in short-selling which obligates the fund to replace the security borrowed by purchasing the security at current market value. The fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the fund replaces the borrowed security. The fund realizes a gain if the price of the security declines between those dates. Until the fund replaces the borrowed security, the fund will maintain daily a segregated account with a broker or custodian of permissible liquid assets sufficient to cover its short positions. Securities Sold Short at October 31, 2017 and their related market values and proceeds, are set forth in the Statement of Securities Sold Short.

The fund is liable for any dividends payable on securities while those securities are in a short position. Dividends declared on short positions are recorded on the ex-dividend date and recorded as an expense in the Statement of Operations. The fund is charged a securities loan fee in connection with short sale transactions which is recorded as interest on securities sold short in the Statement of Operations.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for

48

general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2017 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including equity price risk, as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at October 31, 2017 are set forth in the Statement of Futures.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of of equities or as a substitute for an investment. The fund is subject to market risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date

49

NOTES TO FINANCIAL STATEMENTS (continued)

on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Options written open at October 31, 2017 are set forth in the Statement of Options Written.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain

50

on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at October 31, 2017 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Total Return Swaps: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional principal amount. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the specific reference entity, the fund either receives a payment from or makes a payment to the counterparty, respectively. Total return swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Total return swaps at October 31, 2017 are set forth in the Statement of Swap Agreements.

51

NOTES TO FINANCIAL STATEMENTS (continued)

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of October 31, 2017 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Equity risk	1,971,888	[1,2]	Equity risk	(1,309,087)	[1,3,4]
Foreign exchange risk	1,063,830	[5]	Foreign exchange risk	(335,424)	[5]
Gross fair value of derivative contracts	3,035,718			(1,644,511)

Statement of Assets and Liabilities location:
[1]	Unrealized appreciation (depreciation) on swap agreements.
[2]	Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[3]	Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Futures, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[4]	Outstanding options written, at value.
[5]	Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.

The effect of derivative instruments in the Statement of Operations during the period ended October 31, 2017 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Equity	(7,279,049)		(1,858,287)		-		4,614,234		(4,523,102)
Foreign exchange	-		-		(1,174,726)		-		(1,174,726)
Total	(7,279,049)		(1,858,287)		(1,174,726)		4,614,234		(5,697,828)

Change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Equity	(513,354)		(516,418)		-		883,428		(146,344)
Foreign exchange	-		-		282,765		-		282,765
Total	(513,354)		(516,418)		282,765		883,428		136,421

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net unrealized appreciation (depreciation) on futures.
[6]	Net unrealized appreciation (depreciation) on options transactions.
[7]	Net unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net unrealized appreciation (depreciation) on swap agreements.

52

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At October 31, 2017, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	-	(977,100)
Options	801,542	(55,337)
Forward contracts	1,063,830	(335,424)
Swaps	1,170,346	(276,650)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	3,035,718	(1,644,511)
Derivatives not subject to
Master Agreements	(801,542)	1,032,437
Total gross amount of assets
and liabilities subject to
Master Agreements	2,234,176	(612,074)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of October 31, 2017:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Goldman Sachs International	71		-	-		71
Morgan Stanley Capital Services	2,234,105		(612,074)	(1,622,031)		-
Total	2,234,176		(612,074)	(1,622,031)		71

53

NOTES TO FINANCIAL STATEMENTS (continued)

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Morgan Stanley Capital Services	(612,074)		612,074	-		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2017:

Average Market Value ($)
Equity futures	31,856,023
Equity options contracts	552,051
Forward contracts	76,596,744

The following summarizes the average notional value of swap agreements outstanding during the period ended October 31, 2017:

Average Notional Value ($)
Equity total return swap agreements	47,225,869

At October 31, 2017, the cost of investments for federal income tax purposes was $377,548,267; accordingly, accumulated net unrealized appreciation on investments inclusive of derivative contracts was $27,020,841, consisting of $34,263,138 gross unrealized appreciation and $7,242,297 gross unrealized depreciation.

54

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Select Managers Long/Short Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments, securities sold short, investments in affiliated issuers, futures, options written, forward foreign currency exchange contracts and swap agreements as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Select Managers Long/Short Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

55

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

56

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

57

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

58

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

59

NOTES

60

NOTES

61

For More Information

Dreyfus Select Managers Long/Short Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Portfolio Allocation Manager

EACM Advisors LLC
200 Connecticut Avenue
Norwalk, CT 06854-1958

Sub-Investment Adviser

Sirios Capital Management, L.P.
One International Place
Boston, MA 02110

Ramius Advisors, LLC
599 Lexington Avenue 30th Floor
New York, NY 10022

Three Bridges Capital, LP
810 Seventh Avenue, 32nd Floor
New York, NY 10019

Cramer Rosenthal McGlynn, LLC
520 Madison Avenue, 20th Floor
New York, NY 10022

Dalton Investments LLC
1601 Cloverfield Boulevard
Suite 5050N
Santa Monica, CA 90404,

Longhorn Capital Partners, L.P.
3811 Turtle Creek Boulevard
Suite 225
Dallas, TX 75219

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	ClassA: DBNAX Class C: DBNCX Class I: DBNIX Class Y: DBNYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6250AR1017

Dreyfus Yield Enhancement Strategy Fund

ANNUAL REPORT October 31, 2017

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

Dreyfus Yield Enhancement Strategy Fund	The Fund

A LETTER FROM THE CEO OF DREYFUS

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Yield Enhancement Strategy Fund, covering the 12-month period from November 1, 2016 through October 31, 2017. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Stocks set a series of new record highs and bonds produced mixed results over the past year in response to changing economic and political conditions. Financial markets at the start of the reporting period were dominated by the election of a new U.S. presidential administration. Equities and corporate-backed bonds surged higher in anticipation of more business-friendly regulatory, tax, and fiscal policies, but high-quality bonds generally lost value due to expectations of rising interest rates and accelerating inflation in a stronger economy. Despite a series of short-term interest-rate hikes, bonds recovered their previous losses over the first 10 months of 2017 when it became clearer that pro-growth legislation would take time and political capital to enact. U.S. and international stocks continued to rally as corporate earnings grew and global economic conditions improved.

The markets’ recent strong performance has been supported by solid underlying fundamentals. While we currently expect these favorable conditions to persist, we remain watchful for economic and political developments that could derail the markets. As always, we encourage you to discuss the risks and opportunities of today’s investment environment with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

Mark D. Santero
Chief Executive Officer
The Dreyfus Corporation
November 15, 2017

2

DISCUSSION OF FUND PERFORMANCE

For the period from November 1, 2016 through October 31, 2017, as provided by Jeffrey M. Mortimer, CFA, and Caroline Lee-Tsao, Portfolio Managers

Market and Fund Performance Overview

For the 12-month period ended October 31, 2017, Dreyfus Yield Enhancement Strategy Fund’s Class A shares produced a total return of 4.38%, Class C shares returned 3.31%, Class I shares returned 4.66%, and Class Y shares returned 4.72%.1 In comparison, the Bloomberg Barclays U.S. Aggregate Bond Index (the “Barclays Agg Index”) produced a total return of 0.90% for the same period, and the Lipper Alternative Credit Focus Funds Index (the “Index”) produced a total return of 4.87% for the same period.2

U.S. bonds produced modestly positive total returns over the reporting period, on average, when moderating long-term interest rates offset earlier market weakness stemming from expectations of greater economic growth. The fund lagged the Index due to the underperformance of four of the fund’s six underlying strategies.

The Fund’s Investment Approach

The fund seeks high current income. The fund is designed to complement and diversify traditional bond portfolios.

To pursue its goal, the fund normally allocates its assets across fixed-income investment strategies using a “fund-of-funds” approach that apportions assets among other investment companies (underlying funds) employing various fixed-income investment strategies, including those focusing on domestic and foreign corporate bonds, high yield securities (“junk” bonds), senior loans, emerging markets debt, municipal securities, and Treasury Inflation-Protected Securities (TIPS).

Dreyfus determines the fund’s asset allocation to the fixed-income investment strategies and sets the investment ranges using fundamental and quantitative analysis, and its economic and financial markets outlook. Underlying funds are selected based on their investment objectives and management policies, investment strategies and portfolio holdings, risk/reward profiles, historical performance, and other factors. As of October 31, 2017, the fund held investments in: BNY Mellon Corporate Bond Fund, BNY Mellon Municipal Opportunities Fund, Dreyfus Floating Rate Income Fund, Dreyfus High Yield Fund, Dreyfus Global Dynamic Bond Fund, and Dreyfus Emerging Markets Debt U.S. Dollar Fund.

Economic and Political Developments Drove Bond Markets

Investors’ expectations of more robust economic growth, rising inflation, and more protectionist trade policies caused prices of U.S. government securities and emerging-market sovereign bonds to decline sharply in the weeks following the U.S.

3

DISCUSSION OF FUND PERFORMANCE (continued)

presidential election in November 2016. In addition, the Federal Reserve Board (the “Fed”) implemented a long-awaited increase in short-term interest rates in December 2016.

In 2017, evidence of stronger global economic growth in domestic and overseas markets prompted a gradual move among central banks away from the aggressively accommodative monetary policies of the past few years. In the United States, short-term interest rates continued to rise when the Fed implemented two more increases in the overnight federal funds rate and, toward the end of the reporting period, began to unwind its balance sheet. Yet, long-term U.S. interest rates moderated, giving back some, but not all, of the post-election spike when investors came to realize that some government policy reforms were far from certain. In addition, emerging-market bonds rallied when fears of U.S. protectionism waned and many developing economies improved.

Long-term U.S. government securities lost a degree of value in this environment, but corporate-backed bonds and emerging-debt securities fared relatively well.

Higher-Yielding Market Sectors Fared Best

The fund outperformed the Barclays Agg Index but modestly lagged the Index as a result of below-average returns from some of its underlying strategies. Dreyfus Global Dynamic Bond Fund was constrained by price declines among U.S. Treasury securities in late 2016, and stronger subsequent contributions from emerging-market bonds were not enough to fully offset earlier weakness. BNY Mellon Municipal Opportunities Fund fell short of the Index as a result of the general underperformance of municipal bonds compared to higher-yielding market sectors. BNY Mellon Corporate Bond Fund was challenged by a relatively long average duration, and Dreyfus Floating Rate Income Fund was hurt by a relatively high cash position.

The fund achieved better relative results from Dreyfus High Yield Fund, where overweighted exposure to B- and CCC-rated securities enhanced returns in a rallying market sector. Dreyfus Emerging Markets Debt U.S. Dollar Fund also participated in one of the reporting period’s stronger market sectors, and results were further enhanced by its country allocation and security selection strategies.

Early in the reporting period, we trimmed the fund’s allocations to BNY Mellon Municipal Opportunities Fund and BNY Mellon Corporate Bond Fund and redeployed those assets to Dreyfus Floating Rate Income Fund. This shift proved beneficial to the fund’s performance.

Positioned for Continued Economic Growth

Sustained global economic growth and expectations of more stimulative government policies have remained supportive of riskier, higher-yielding market sectors, but rising interest rates could have a negative impact on higher-quality

4

sovereign bonds. Therefore, we have continued to favor fixed-income investments such as high yield bonds, floating-rate loans, and municipal bonds that, in our judgment, are likely to be less sensitive to rising rates.

November 15, 2017

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y shares are not subject to any initial or deferred sales charges. Share price, yield, and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity, and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions, and potentially less liquidity. These risks are generally greater with emerging market countries than with more economically and politically established foreign countries.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies. The use of leverage may magnify the fund’s gains or losses. For derivatives with a leveraging component, adverse changes in the value or level of the underlying asset can result in a loss that is much greater than the original investment in the derivative.

The underlying funds’ underlying strategies may use derivative instruments, such as options, futures, options on futures, forward contracts, swaps (including credit default swaps on corporate bonds and asset-backed securities), options on swaps, and other credit derivatives. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund’s assets among the investment strategies and the underlying funds.

5

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Yield Enhancement Strategy Fund Class A shares, Class C shares, Class I shares and Class Y shares and the Bloomberg Barclays U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a $10,000 investment made in each of the Class A, Class C, Class I and Class Y shares of Dreyfus Yield Enhancement Strategy Fund on 3/7/14 (inception date) to a $10,000 investment made in the Bloomberg Barclays U.S. Aggregate Bond Index and Lipper Alternative Credit Focus Funds Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS and CMBS (agency and nonagency). The Lipper Alternative Credit Focus Funds Index consists of funds that, by prospectus language, invest in a wide range of credit structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads, and market liquidity. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 10/31/17
	Inception Date	1 Year	From Inception
Class A shares
with maximum sales charge (4.50%)	3/7/14	-0.32%	2.07%
without sales charge	3/7/14	4.38%	3.37%
Class C shares
with applicable redemption charge †	3/7/14	2.31%	2.54%
without redemption	3/7/14	3.31%	2.54%
Class I shares	3/7/14	4.66%	3.62%
Class Y shares	3/7/14	4.72%	3.70%
Bloomberg Barclays U.S. Aggregate Bond Index	2/28/14	0.90%	2.80%	††
Lipper Alternative Credit Focus Funds Index	2/28/14	4.87%	1.64%	††

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  For comparative purposes, the value of each index on 2/28/14 is used as the beginning value on 3/7/14.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to Dreyfus.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Yield Enhancement Strategy Fund from May 1, 2017 to October 31, 2017. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.15	$7.24	$.56	$.26
Ending value (after expenses)	$1,026.80	$1,021.70	$1,028.30	$1,028.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended October 31, 2017
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$2.14	$7.22	$.56	$.26
Ending value (after expenses)	$1,023.09	$1,018.05	$1,024.65	$1,024.95

† Expenses are equal to the fund’s annualized expense ratio of .42% for Class A, 1.42% for Class C, .11% for Class I and .05% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

October 31, 2017

Description	Shares		Value ($)
Registered Investment Companies - 99.4%
Domestic Fixed Income - 90.4%
BNY Mellon Corporate Bond Fund, Cl. M	3,370,371	[a]	43,882,227
BNY Mellon Municipal Opportunities Fund, Cl. M	10,214,057	[a,b]	133,599,861
Dreyfus Floating Rate Income Fund, Cl. Y	8,082,805	[a]	98,044,431
Dreyfus High Yield Fund, Cl. I	22,544,387	[a,b]	143,156,856
			418,683,375
Foreign Fixed Income - 9.0%
Dreyfus Emerging Markets Debt U.S. Dollar Fund, Cl. Y	1,104,570	[a]	14,193,729
Dreyfus Global Dynamic Bond Fund, Cl. Y	2,237,703	[a]	27,456,618
			41,650,347
Total Investments (cost $460,231,149)	99.4%		460,333,722
Cash and Receivables (Net)	.6%		2,563,878
Net Assets	100.0%		462,897,600

aInvestment in affiliated mutual fund.
bThe fund's investment in the BNY Mellon Municipal Opportunities Fund and Dreyfus High Yield Fund represents 28.8% and 30.9%, respectively, of the fund's net assets. BNY Mellon Municipal Opportunities Fund seeks to provide total return (consisting of capital appreciation and current income) and Dreyfus High Yield Fund seeks to maximize total return consisting of current income exempt from federal income tax and capital appreciation.

Portfolio Summary (Unaudited) †	Value (%)
Mutual Funds: Domestic	90.4
Mutual Funds: Foreign	9.0
99.4

† Based on net assets.

See notes to financial statements.

9

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Registered Investment Companies	Value 10/31/16 ($)	Purchases ($)†	Sales ($)	Net Realized Gain (Loss) ($)
BNY Mellon Corporate Bond Fund, Cl. M	74,106,243	8,372,356	38,141,788	(105,743)
BNY Mellon Municipal Opportunities Fund, CI. M	123,671,870	17,206,826	5,824,638	(244,821)
Dreyfus Emerging Markets Debt U.S. Dollar Fund, CI. Y	11,944,351	1,994,687	78,990	(3,398)
Dreyfus Floating Rate Income Fund, CI. Y	66,130,641	32,069,116	435,990	(21,121)
Dreyfus Global Dynamic Bond Fund, CI. Y	24,340,633	3,339,582	163,680	(2,164)
Dreyfus High Yield Fund, CI. I	120,418,676	20,132,932	818,950	(93,347)
Total	420,612,414	83,115,499	45,464,036	(470,594)

Registered Investment Companies	Change in Net Unrealized Appreciation (Depreciation) ($)	Value 10/31/17 ($)	Net Assets (%)	Dividends/ Distributions ($)
BNY Mellon Corporate Bond Fund, Cl. M	(348,841)	43,882,227	9.5	1,843,157
BNY Mellon Municipal Opportunities Fund, CI. M	(1,209,376)	133,599,861	28.8	4,238,946
Dreyfus Emerging Markets Debt U.S. Dollar Fund, CI. Y	337,079	14,193,729	3.1	736,286
Dreyfus Floating Rate Income Fund, CI. Y	301,785	98,044,431	21.2	3,203,986
Dreyfus Global Dynamic Bond Fund, CI. Y	(57,753)	27,456,618	5.9	751,140
Dreyfus High Yield Fund, CI. I	3,517,545	143,156,856	30.9	7,434,932
Total	2,540,439	460,333,722	99.4	18,208,447

† Includes reinvested dividends/distributions.

See notes to financial statements.

10

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2017

	Cost	Value
Assets ($):
Investments in affiliated issuers—See Statement of Investments	460,231,149	460,333,722
Cash		2,882,740
Receivable for shares of Common Stock subscribed		321,413
Prepaid expenses		9,645
		463,547,520
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		8,982
Payable for investment securities purchased		494,588
Payable for shares of Common Stock redeemed		96,135
Accrued expenses		50,215
		649,920
Net Assets ($)		462,897,600
Composition of Net Assets ($):
Paid-in capital		469,186,806
Accumulated undistributed investment income—net		1,905,358
Accumulated net realized gain (loss) on investments		(8,297,137)
Accumulated net unrealized appreciation (depreciation) on investments		102,573
Net Assets ($)		462,897,600

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	427,741	24,796	5,742,273	456,702,790
Shares Outstanding	34,532	2,000	462,768	36,827,972
Net Asset Value Per Share ($)	12.39	12.40	12.41	12.40

See notes to financial statements.

11

STATEMENT OF OPERATIONS

Year Ended October 31, 2017

Investment Income ($):
Income:
Interest	381
Cash dividends from affiliated issuers	18,175,593
Total Income	18,175,974
Expenses:
Registration fees	68,442
Professional fees	54,307
Directors’ fees and expenses—Note 3(d)	31,208
Loan commitment fees—Note 2	10,517
Prospectus and shareholders’ reports	8,145
Shareholder servicing costs—Note 3(c)	2,457
Custodian fees—Note 3(c)	516
Distribution fees—Note 3(b)	277
Interest expense—Note 2	126
Miscellaneous	24,576
Total Expenses	200,571
Less—reduction in fees due to earnings credits—Note 3(c)	(567)
Net Expenses	200,004
Investment Income—Net	17,975,970
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments:
Affiliated issuers	(470,594)
Capital gain distributions from affiliated issuers	32,854
Net Realized Gain (Loss)	(437,740)
Net unrealized appreciation (depreciation) on investments:
Affiliated issuers	2,540,439
Net Realized and Unrealized Gain (Loss) on Investments	2,102,699
Net Increase in Net Assets Resulting from Operations	20,078,669

See notes to financial statements.

12

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2017	2016
Operations ($):
Investment income—net	17,975,970	16,828,703
Net realized gain (loss) on investments	(437,740)	(5,311,253)
Net unrealized appreciation (depreciation) on investments	2,540,439	8,577,677
Net Increase (Decrease) in Net Assets Resulting from Operations	20,078,669	20,095,127
Distributions to Shareholders from ($):
Investment income—net:
Class A	(9,223)	(20,920)
Class C	(996)	(789)
Class I	(89,130)	(14,688)
Class Y	(17,155,682)	(16,990,590)
Total Distributions	(17,255,031)	(17,026,987)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	268,453	105,305
Class C	-	25,026
Class I	6,873,469	1,107,876
Class Y	105,396,858	116,164,542
Distributions reinvested:
Class A	5,734	10,908
Class C	377	-
Class I	77,667	8,685
Class Y	1,924,810	2,099,345
Cost of shares redeemed:
Class A	(4,087)	(509,838)
Class C	(25,305)	-
Class I	(1,793,552)	(839,692)
Class Y	(75,797,990)	(107,988,094)
Increase (Decrease) in Net Assets from Capital Stock Transactions	36,926,434	10,184,063
Total Increase (Decrease) in Net Assets	39,750,072	13,252,203
Net Assets ($):
Beginning of Period	423,147,528	409,895,325
End of Period	462,897,600	423,147,528
Undistributed investment income—net	1,905,358	1,151,565

13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2017	2016
Capital Share Transactions (Shares):
Class A
Shares sold	21,845	8,518
Shares issued for distributions reinvested	467	914
Shares redeemed	(333)	(41,417)
Net Increase (Decrease) in Shares Outstanding	21,979	(31,985)
Class C
Shares sold	-	2,033
Shares issued for distributions reinvested	31	-
Shares redeemed	(2,064)	-
Net Increase (Decrease) in Shares Outstanding	(2,033)	2,033
Class Ia
Shares sold	558,634	91,394
Shares issued for distributions reinvested	6,308	716
Shares redeemed	(145,804)	(68,948)
Net Increase (Decrease) in Shares Outstanding	419,138	23,162
Class Ya
Shares sold	8,605,031	9,599,105
Shares issued for distributions reinvested	157,348	173,783
Shares redeemed	(6,199,076)	(9,009,128)
Net Increase (Decrease) in Shares Outstanding	2,563,303	763,760

[a]

During the period ended October 31, 2017, 235,319 Class Y shares representing $2,892,898 were exchanged for 235,134 Class I shares and during the period ended October 31, 2016, 76,679 Class Y shares representing $927,899 were exchanged for 76,599 Class I shares.

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended October 31,
	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.32	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.45	.50	.49	.26
Net realized and unrealized gain (loss) on investments	.07	.10	(.48)	.10
Total from Investment Operations	.52	.60	.01	.36
Distributions:
Dividends from investment income—net	(.45)	(.49)	(.45)	(.21)
Net asset value, end of period	12.39	12.32	12.21	12.65
Total Return (%)[c]	4.38	4.98	.10	2.89	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	.41	.31	.33	.91	[f]
Ratio of net expenses to average net assets[e]	.41	.31	.33	.43	[f]
Ratio of net investment income to average net assets[e]	3.63	4.03	3.88	3.18	[f]
Portfolio Turnover Rate	10.47	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	428	155	544	27

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

15

FINANCIAL HIGHLIGHTS (continued)

Class C Shares	Year Ended October 31,
	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.31	12.19	12.63	12.50
Investment Operations:
Investment income—net[b]	.35	.38	.37	.20
Net realized and unrealized gain (loss) on investments	.05	.13	(.45)	.09
Total from Investment Operations	.40	.51	(.08)	.29
Distributions:
Dividends from investment income—net	(.31)	(.39)	(.36)	(.16)
Net asset value, end of period	12.40	12.31	12.19	12.63
Total Return (%)[c]	3.31	4.34	(.66)	2.34	[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[e]	1.37	1.12	1.13	1.65	[f]
Ratio of net expenses to average net assets[e]	1.37	1.12	1.13	1.16	[f]
Ratio of net investment income to average net assets[e]	2.90	3.18	2.96	2.43	[f]
Portfolio Turnover Rate	10.47	16.14	17.13	14.04	[d]
Net Assets, end of period ($ x 1,000)	25	50	24	25

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Exclusive of sales charge.
d Not annualized.
e Amount does not include the expenses of the underlying funds.
f Annualized.
See notes to financial statements.

16

Class I Shares	Year Ended October 31,
	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.34	12.22	12.66	12.50
Investment Operations:
Investment income—net[b]	.47	.48	.50	.23
Net realized and unrealized gain (loss) on investments	.08	.15	(.46)	.15
Total from Investment Operations	.55	.63	.04	.38
Distributions:
Dividends from investment income—net	(.48)	(.51)	(.48)	(.22)
Net asset value, end of period	12.41	12.34	12.22	12.66
Total Return (%)	4.66	5.22	.33	3.08	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.11	.19	.15	.54	[e]
Ratio of net expenses to average net assets[d]	.11	.19	.15	.15	[e]
Ratio of net investment income to average net assets[d]	3.85	4.16	4.05	3.85	[e]
Portfolio Turnover Rate	10.47	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	5,742	538	250	193

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Amount does not include the expenses of the underlying funds.
e Annualized.
See notes to financial statements.

17

FINANCIAL HIGHLIGHTS (continued)

Class Y Shares	Year Ended October 31,
	2017	2016	2015	2014	[a]
Per Share Data ($):
Net asset value, beginning of period	12.33	12.21	12.65	12.50
Investment Operations:
Investment income—net[b]	.50	.52	.51	.29
Net realized and unrealized gain (loss) on investments	.06	.12	(.46)	.09
Total from Investment Operations	.56	.64	.05	.38
Distributions:
Dividends from investment income—net	(.49)	(.52)	(.49)	(.23)
Net asset value, end of period	12.40	12.33	12.21	12.65
Total Return (%)	4.72	5.37	.42	3.02	[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets[d]	.05	.05	.06	.13	[e]
Ratio of net expenses to average net assets[d]	.04	.05	.06	.10	[e]
Ratio of net investment income to average net assets[d]	4.11	4.28	4.05	3.67	[e]
Portfolio Turnover Rate	10.47	16.14	17.13	14.04	[c]
Net Assets, end of period ($ x 1,000)	456,703	422,405	409,077	331,526

a From March 7, 2014 (commencement of operations) to October 31, 2014.
b Based on average shares outstanding.
c Not annualized.
d Amount does not include the expenses of the underlying funds.
e Annualized.
See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Yield Enhancement Strategy Fund (the “fund”) is a separate diversified series of Dreyfus BNY Mellon Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek high current income. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

Effective March 31, 2017, the fund authorized the issuance of Class T shares, but, as of the date of this report, the fund did not offer Class T shares for purchase. The fund authorized 100 million Class T shares which resulted in the fund’s total authorized shares increasing from 400 million to 500 million.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I, Class T and Class Y. Class A, Class C and Class T shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A and Class T shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

19

NOTES TO FINANCIAL STATEMENTS (continued)

As of October 31, 2017, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 2,000 Class A shares and all of the outstanding Class C shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

20

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Investments are valued at the net asset value of each underlying fund determined as of the close of the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date and are generally categorized within Level 1 of the fair value hierarchy.

The following is a summary of the inputs used as of October 31, 2017 in valuing the fund’s investments:

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Registered Investment Companies†	460,333,722	-	-	460,333,722

† See Statement of Investments for additional detailed categorizations.

At October 31, 2017, there were no transfers between levels of the fair value hierarchy. It is the fund’s policy to recognize transfers between levels at the end of the reporting period.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act.

(d) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2017, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2017, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2017 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2017, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $1,905,358, accumulated capital losses $7,020,468 and unrealized depreciation $1,174,096.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to October 31, 2017. The fund has $2,783,530 of short-term capital losses and $4,236,938 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2017 and October 31, 2016 were as follows: ordinary income $13,086,790 and $12,912,367, and tax-exempt income $4,168,241 and $4,114,620, respectively.

During the period ended October 31, 2017, as a result of permanent book to tax differences, primarily due to the tax treatment for short-term capital gain distributions from regulated investment company holdings, the fund increased accumulated undistributed investment income-net by $32,854 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

22

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in an $830 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to October 4, 2017, the unsecured credit facility with Citibank, N.A. was $810 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2017 was approximately $7,700 with a related weighted average annualized interest rate of 1.64%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, there is no management fee paid to Dreyfus. The fund invests in other affiliated mutual funds advised by Dreyfus. All fees and expenses of the underlying funds are reflected in the underlying fund’s net asset value.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended October 31, 2017, Class C shares were charged $277 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2017, Class A and Class C shares were charged $690 and $92, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved

23

NOTES TO FINANCIAL STATEMENTS (continued)

annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2017, the fund was charged $1,415 for transfer agency services and $51 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were offset by earnings credits of $51.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2017, the fund was charged $516 pursuant to the custody agreement. These fees were offset by earnings credits of $516.

During the period ended October 31, 2017, the fund was charged $11,224 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: Distribution Plan fees $16, Shareholder Services Plan fees $96, custodian fees $2,068, Chief Compliance Officer fees $6,538 and transfer agency fees $264.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended October 31, 2017, amounted to $83,115,499 and $45,464,036, respectively.

24

At October 31, 2017, the cost of investments for federal income tax purposes was $461,507,818; accordingly, accumulated net unrealized depreciation on investments was $1,174,096, consisting of $3,986,350 gross unrealized appreciation and $5,160,446 gross unrealized depreciation.

25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders of
Dreyfus BNY Mellon Funds, Inc.

We have audited the accompanying statement of assets and liabilities of Dreyfus Yield Enhancement Strategy Fund (the “Fund”), a series of Dreyfus BNY Mellon Funds, Inc., including the statements of investments and investments in affiliated issuers, as of October 31, 2017, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2017, by correspondence with the custodian and brokers, the transfer agent of the underlying funds or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Yield Enhancement Strategy Fund as of October 31, 2017, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the four-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
December 22, 2017

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund reports the maximum amount allowable, but not less than $13,086,699 as ordinary income dividends paid during the year ended October 31, 2017 as qualified dividend income in accordance with Section 854(b)(1)(B) of the Internal Revenue Code. Also, the fund reports the maximum amount allowable but not less than 100% of ordinary income dividends paid during the year ended October 31, 2017 as eligible for the corporate dividends received deduction provided under Section 243 of the Internal Revenue Code in accordance with Section 854(b)(1)(A) of the Internal Revenue Code. Shareholders will receive notification in early 2018 of the percentage applicable to the preparation of their 2017 income tax returns. Also, in accordance with federal tax law, the fund hereby reports $4,168,241 as “exempt-interest dividends paid” during its fiscal year ended October 31, 2017. Where required by federal tax law rules, shareholders will receive notification of their portion of the fund’s tax-exempt dividends paid for the 2017 calendar year on Form 1099-DIV, which will be mailed in early 2018.

27

BOARD MEMBERS INFORMATION (Unaudited)

INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (74)

Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Corporate Director and Trustee (1995-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)

No. of Portfolios for which Board Member Serves: 126

———————

Francine J. Bovich (66)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Trustee, The Bradley Trusts, private trust funds (2011-present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., Board Member (May 2014-present)

No. of Portfolios for which Board Member Serves: 74

———————

Kenneth A. Himmel (71)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Managing Partner, Gulf Related, an international real estate development company (2010-present)

• President and CEO, Related Urban Development, a real estate development company (1996-present)

• President and CEO, Himmel & Company, a real estate development company (1980-present)

• CEO, American Food Management, a restaurant company (1983-present)

No. of Portfolios for which Board Member Serves: 28

———————

28

Stephen J. Lockwood (70)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Chairman of the Board, Stephen J. Lockwood and Company LLC, a real estate investment company (2000-present)

No. of Portfolios for which Board Member Serves: 28

———————

Roslyn M. Watson (68)

Board Member (1994)

Principal Occupation During Past 5 Years:

• Principal, Watson Ventures, Inc., a real estate investment company (1993-present)

No. of Portfolios for which Board Member Serves: 60

———————

Benaree Pratt Wiley (71)

Board Member (1998)

Principal Occupation During Past 5 Years:

• Principal, The Wiley Group, a firm specializing in strategy and business development (2005-present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (2008-present)

No. of Portfolios for which Board Member Serves: 81

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James M. Fitzgibbons, Emeritus Board Member

29

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009, Chairman of Dreyfus Transfer, Inc., an affiliate of the Manager and the transfer agent of the funds, since May 2011 and Chief Executive Officer of MBSC Securities Corporation since August 2016. He is an officer of 62 investment companies (comprised of 126 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since February 1988.

BENNETT A. MACDOUGALL, Chief Legal Officer since October 2015.

Chief Legal Officer of the Manager and Associate General Counsel and Managing Director of BNY Mellon since June 2015; from June 2005 to June 2015, he served in various capacities with Deutsche Bank – Asset & Wealth Management Division, including as Director and Associate General Counsel, and Chief Legal Officer of Deutsche Investment Management Americas Inc. from June 2012 to May 2015. He is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since June 2015.

JANETTE E. FARRAGHER, Vice President and Secretary since December 2011.

Associate General Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 54 years old and has been an employee of the Manager since February 1984.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon and Secretary of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since December 1996.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 55 years old and has been an employee of the Manager since June 2000.

MAUREEN E. KANE, Vice President and Assistant Secretary since April 2015.

Managing Counsel of BNY Mellon since July 2014; from October 2004 until July 2014, General Counsel, and from May 2009 until July 2014, Chief Compliance Officer of Century Capital Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since July 2014.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Senior Counsel of BNY Mellon since March 2013, from August 2005 to March 2013, Associate General Counsel of Third Avenue Management. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. She is 42 years old and has been an employee of the Manager since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since October 1990.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Counsel and Vice President of BNY Mellon since May 2016; Attorney at Wildermuth Endowment Strategy Fund/Wildermuth Advisory, LLC from November 2015 until May 2016; Assistant General Counsel at RCS Advisory Services from July 2014 until November 2015; Associate at Sutherland, Asbill & Brennan from January 2013 until January 2014; Associate at K&L Gates from October 2011 until January 2013. She is an officer of 63 investment companies (comprised of 151 portfolios) managed by Dreyfus. She is 32 years old and has been an employee of the Manager since May 2016.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since April 1985.

30

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 58 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since April 1991.

ROBERT S. ROBOL, Assistant Treasurer since December 2002.

Senior Accounting Manager – Dreyfus Financial Reporting of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 53 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since July 2007.

Senior Accounting Manager – Fixed Income and Equity Funds of the Manager, and an officer of 63 investment companies (comprised of 151 portfolios) managed by the Manager. He is 50 years old and has been an employee of the Manager since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (63 investment companies, comprised of 151 portfolios). He is 60 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust since January 2016; from May 2015 to December 2015, Interim Anti-Money Laundering Compliance Officer of the Dreyfus Family of Funds and BNY Mellon Funds Trust and the Distributor; from January 2012 to May 2015, AML Surveillance Officer of the Distributor and from 2007 to December 2011, Financial Processing Manager of the Distributor. She is an officer of 57 investment companies (comprised of 145 portfolios) managed by the Manager. She is 49 years old and has been an employee of the Distributor since 1997.

31

NOTES

32

NOTES

33

For More Information

Dreyfus Yield Enhancement Strategy Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DABMX Class C: DABLX Class I: DABKX Class Y: DABJX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2017 MBSC Securities Corporation 6327AR1017

Item 2.             Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.             Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Joseph S. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.             Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $166,800 in 2016 and $170,975 in 2017.

(b)  Audit-Related Fees.  The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $25,950 in 2016 and $26,730 in 2017.  These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $15,400 in 2016 and $15,900 in 2017.  These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.  The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2016 and $0 in 2017.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2016 and $0 in 2017.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2016 and $0 in 2017.

(e)(1)  Audit Committee Pre-Approval Policies and Procedures.  The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration.  The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2)  Note.  None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees.  The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $19,426,000 in 2016 and $20,070,000 in 2017.

Auditor Independence.  The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.             Audit Committee of Listed Registrants.

                        Not applicable.

Item 6.             Investments.

(a)                    Not applicable.

Item 7.             Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                        Not applicable.

Item 8.             Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.             Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

                        Not applicable.

Item 10.           Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.           Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.           Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus BNY Mellon Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    December 21, 2017

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    December 21, 2017

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)